UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Temple-Inland Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of Annual Meeting
of Stockholders
and
Proxy Statement

1300 MoPac Expressway South
Austin, Texas 78746

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Friday, May 4, 2007

To Temple-Inland Stockholders:

When and Where the Annual Meeting of Stockholders Will be Held	The 2007 annual meeting of our stockholders will be held at our offices located at 303 South Temple Drive, Diboll, Texas 75941, on Friday, May 4, 2007, at 9:00 a.m. local time.

Purposes of the Meeting	The meeting will be held for the following purposes:

1. To elect four (4) directors to our Board of Directors. These four directors will serve as directors until their terms expire or, if later, until replacement directors are elected who meet all necessary qualifications.

2. To amend Article III, Section 2 of our By-laws to provide that directors will be elected by the majority vote of our stockholders.

3. To amend Article V of our Certificate of Incorporation to eliminate certain supermajority vote requirements.

4. To amend Article VI, Section 3 of our Certificate of Incorporation to provide that directors appointed to fill vacancies or newly created directorships will be subject to election at the next annual meeting.

5. To ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the year 2007.

6. To transact any other business that is properly raised for discussion at the annual meeting or any later meeting if the annual meeting is adjourned or postponed.

Who Can Attend and Vote	The Board of Directors has fixed the close of business on March 27, 2007 as the record date for determining who is a stockholder entitled to receive notices about the annual meeting and to vote at the annual meeting or any later meeting if the annual meeting is adjourned or postponed. Only stockholders who own stock on the record date are entitled to receive notices about the annual meeting and to vote at the annual meeting.

If you need help in voting your shares, please call D. F. King & Co., Inc., our proxy solicitation firm, at (800) 714-3312.

April 4, 2007	Leslie K. O’Neal
Austin, Texas	Secretary

You are invited to attend the meeting in person. Whether or not you plan to attend, please mark your vote on the enclosed proxy card, sign it, date it, and return it by mail or vote by telephone or on the internet. By voting before the meeting, your vote will be counted and we will know there are enough stockholders voting to hold a meeting. If you want to change your vote at the meeting, you may ask us to return your proxy at the meeting by following the instructions in Voting Information — Your Voting Instructions.

Do we use tally sheets?	23
What is our policy on Internal Revenue Code Section 162(m)?	23
What is the accounting and tax treatment of each form of compensation?	23
What are the roles of executive officers in determining compensation?	23
How is the CEO’s performance evaluated? Who determines CEO pay?	24
How is each element of compensation determined? How do we allocate between each type of compensation, such as long term or short term incentives, or cash and non-cash compensation? How does each compensation element fit into our overall compensation objectives and affect decisions regarding other elements?	24
How are salaries determined?	25
How are bonuses determined?	25
How are the amounts of stock awards determined?	26
What are the material terms of the stock awards?	27
Do we pay dividends on restricted stock units? If so, why?	27
Do we also pay dividends on performance stock units?	27
Do executives have to meet stock ownership guidelines?	28
Are there mandatory holding periods for stock acquired through exercise of options?	28
Are gains from prior stock awards considered in setting other benefits such as retirement?	28
Do we have a deferred compensation plan?	28
Do we provide retirement benefits to executives?	29
Can executives retire early?	29
Do we offer a Supplemental Executive Retirement Plan (SERP)?	29
Do we grant extra years of credited service under our retirement plan?	29
Do executives participate in 401(k) plans?	30
Do we offer health and welfare benefits?	30
Do we offer any severance benefits for executives whose employment terminates?	30
Do we have a policy on “clawback” of compensation?	30
Do we offer Change In Control Agreements?	30
Compensation of Named Executives	31
SUMMARY COMPENSATION TABLE FOR YEAR 2006	31
Employment Agreements	31
STOCK-BASED COMPENSATION	32
GRANTS OF PLAN-BASED AWARDS	32
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2006	34
OPTION EXERCISES AND STOCK VESTED YEAR 2006	39
Equity Compensation Plan Information	39
Pension Benefits	40
PENSION BENEFITS YEAR 2006	40
Deferred Compensation	41
NONQUALIFIED DEFERRED COMPENSATION YEAR 2006	41
Payments on Change In Control or Termination	41
ESTIMATED CHANGE IN CONTROL OR TERMINATION BENEFITS AT YEAR-END 2006	41
Payments on Change In Control	42
Payments on Termination (other than upon Change in Control)	44
Termination by Death, Disability or Retirement	44

ii

COMPENSATION MATTERS	45
REPORT OF THE COMPENSATION COMMITTEE	45
PROPOSAL TO AMEND BY-LAWS TO APPROVE MAJORITY VOTING FOR DIRECTOR ELECTIONS	45
PROPOSAL TO APPROVE AMENDMENT TO CERTIFICATE OF INCORPORATION TO PROVIDE THAT DIRECTORS APPOINTED TO FILL VACANCIES OR NEWLY CREATED DIRECTORSHIPS WILL BE SUBJECT TO ELECTION AT THE NEXT ANNUAL MEETING	46
PROPOSAL TO APPROVE AMENDMENTS TO CERTIFICATE OF INCORPORATION TO ELIMINATE CERTAIN SUPERMAJORITY VOTE REQUIREMENTS	46
AUDIT MATTERS	48
REPORT OF THE AUDIT COMMITTEE	48
PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48
OTHER MATTERS	50
Other Business to be Presented	50
DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS	50
Solicitation of Proxies	50
Voting Questions or Assistance	50
Appendix A	A-1
Appendix B	B-1
Appendix C	C-1
Appendix D	D-1

iii

1300 MoPac Expressway South
Austin, Texas 78746

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

VOTING INFORMATION

How we will ask for your vote

Our Board of Directors seeks your proxy for use in voting at our 2007 annual meeting of stockholders to be held on Friday, May 4, 2007, and at any later meeting if the annual meeting is adjourned or postponed. This proxy statement and proxy card were mailed beginning on April 4, 2007 to all holders of our common stock entitled to vote at the annual meeting.

We have enclosed with this proxy statement our 2006 Annual Report to Stockholders, which includes audited financial statements. The Annual Report does not constitute any part of the material for the solicitation of proxies.

Purpose of the Meeting

At the annual meeting, the stockholders will be asked to vote on the following proposals:

Proposal No. 1:  To elect four (4) directors to our Board of Directors. These four directors will serve as directors until their terms expire or, if later, until replacement directors are elected who meet all necessary qualifications.

Proposal No. 2:  To amend Article III, Section 2 of our By-laws to provide that directors will be elected by the majority vote of our stockholders.

Proposal No. 3:  To amend Article V of our Certificate of Incorporation to eliminate certain supermajority vote requirements.

Proposal No. 4:  To amend Article VI, Section 3 of our Certificate of Incorporation to provide that directors appointed to fill vacancies or newly created directorships will be subject to election at the next annual meeting.

Proposal No. 5:  To ratify the Audit Committee’s appointment of Ernst & Young LLP as independent registered public accounting firm for the year 2007.

Your Voting Instructions

The proxy card is designed to permit each stockholder entitled to vote at the annual meeting to:

•	vote for or withhold voting for any or all nominees for election as director,

•	vote for or against or to abstain from voting on proposals 2, 3, 4, and 5, and

•	grant discretion to the proxies to vote with respect to any other proposal brought before the annual meeting.

The telephone and internet voting instructions serve the same purpose as the proxy card. When your proxy card or telephone or internet vote specifies a choice with respect to a voting matter, the proxies will vote your shares as you have specified. If you do not specify a voting choice on your proxy card, the proxies will vote your stock:

•	FOR the election of the director nominees under the caption “Election of Directors.”

•	FOR the approval of the amendment to our By-laws to provide for a majority vote standard for the election of our directors.

•	FOR the approval of the amendment to our Certificate of Incorporation to eliminate certain supermajority vote requirements.

•	FOR the approval of the amendment to our Certificate of Incorporation to provide that directors appointed to fill vacancies or newly created directorships will be subject to election at the next annual meeting.

•	FOR ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the year 2007.

Voting your proxy will not affect your right to attend the annual meeting and vote in person.

How you can revoke your vote

You have the right to revoke your proxy by:

•	giving written notice of revocation to our Corporate Secretary at our principal executive offices at any time before the vote is closed; or

•	signing and delivering a later-dated proxy; or

•	attending the annual meeting and voting in person.

We must receive your notice of revocation or later dated proxy at or prior to the annual meeting for it to be effective.

Record Date

On March 27, 2007, the record date for determining which stockholders are entitled to vote at this annual meeting, there were           shares of common stock issued and outstanding and entitled to vote at the annual meeting. No other class of stock is entitled to vote.

Quorum and Voting

The presence at the annual meeting, in person or by proxy, of the holders of           shares (a majority of the number of shares of common stock issued and outstanding and entitled to vote as of the record date) is required to constitute a quorum to transact business. Proxies marked “abstain” will be counted in determining the presence of a quorum. Broker “non-votes” are shares held by brokers or nominees for which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Each of the proposals to be voted on at the annual meeting is an item on which brokerage firms may vote in their discretion on behalf of their clients, even if such clients have not furnished voting instructions. Accordingly, there will be no broker non-votes on any of the proposals to be presented at the annual meeting. In deciding all matters that come before the annual meeting, each holder of common stock as of the record date is entitled to one vote per share of common stock.

Required Votes

Election of the director nominees named in Proposal No. 1 requires the affirmative vote of a plurality of the total number of votes cast at the annual meeting by the holders of shares of common stock. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any of them. Abstentions, will not be counted as having been voted and will have no effect on the outcome on the vote on the election of directors, except to the extent the failure to vote for a nominee results in another nominee receiving a larger number of votes. Stockholders may not cumulate votes in the election of directors.

The affirmative vote of a majority of the votes cast by stockholders entitled to vote at the annual meeting, voting together as a single class, is necessary for the approval of stockholder Proposal Nos. 2 and 5.

Abstentions will not be counted as having been voted and will have no effect on the outcome on the votes for Proposal Nos. 2 and 5. The affirmative vote of at least 80 percent of all outstanding shares of common stock is required for approval of Proposal Nos. 3 and 4. Failures to vote and abstentions will have the same effect as a vote against Proposal Nos. 3 and 4.

Confidential Voting Policy

We have adopted a confidential voting policy which provides that stockholder proxies, ballots, and voting tabulations that identify your vote will not be disclosed to our directors, officers, or employees. There are a few exceptions to this policy, such as when you make a comment on your proxy vote or when we must determine the legality of a vote.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

Security Ownership of Certain Beneficial Owners

The name, address and stock ownership of each person or group of persons known by us to own beneficially more than five percent (5%) of the outstanding shares of our common stock as of March 27, 2007 follows.

	Amount and Nature of		Percent of
Name and Address of Beneficial Owner	Beneficial Ownership		Class(1)

Franklin Mutual Advisers, LLC	10,010,013	(2)	9.4%
101 John F. Kennedy Parkway
Short Hills, NJ 07078
Carl C. Icahn, et al	7,201,939	(3)	6.73%
c/o Icahn Associates Corp.
767 Fifth Avenue, 47th Floor
New York, New York 10153
State Street Bank and Trust Company	6,410,408	(4)	5.99%
225 Franklin Street
Boston, Massachusetts 02110
Institutional Capital LLC	5,916,803	(5)	5.5%
225 West Wacker Drive, Suite 2400
Chicago, Illinois 60606

(1)	There were shares of common stock outstanding on March 27, 2007.

(2)	Based on a statement on Schedule 13G dated February 15, 2006 and Amendment No. 1 dated January 19, 2007, filed with the SEC, Franklin Mutual Advisers, LLC, in its capacity as investment advisor, may be deemed beneficial owner of these shares, which are owned by numerous investment advisory clients.

(3)	Based on a statement on Schedule 13D dated January 22, 2007, filed with the SEC, the Reporting Persons (as hereafter defined) are High River Limited Partnership, a Delaware limited partnership, Hopper Investments LLC, a Delaware limited liability company, Barberry Corp., a Delaware corporation , Icahn Partners Master Fund LP, a Cayman Islands exempted limited partnership, Icahn Offshore LP, a Delaware limited partnership, CCI Offshore Corp., a Delaware corporation, Icahn Partners LP, a Delaware limited partnership, Icahn Onshore LP, a Delaware limited partnership, CCI Onshore Corp., a Delaware corporation, and Carl C. Icahn, a citizen of the United States of America (collectively, the “Reporting Persons”), may be deemed to beneficially own, in the aggregate, 7,201,939 shares, representing 6.73%.

(4)	Based on a statement on Schedule 13G dated May 4, 2006 and February 12, 2007, filed with the SEC, State Street Bank and Trust Company in its capacity as investment advisor, may be deemed beneficial owner of these shares, which are owned by numerous investment advisory clients.

(5)	Based on a statement on Schedule 13G dated February 13, 2007, filed with the SEC, Institutional Capital LLC in its capacity as investment advisor, may be deemed beneficial owner of these shares, which are owned by numerous investment advisory clients.

Security Ownership of Management

The following table sets forth information regarding the beneficial ownership of our common stock as of March 27, 2007 by:

•	each of our directors and nominees for director, including our Chief Executive Officer

•	our Chief Financial Officer and our three most highly compensated executive officers other than our CEO and CFO, and

•	all directors and executive officers as a group.

We determined beneficial ownership as reported in the table in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (which we will refer to in this Proxy Statement as the Exchange Act). Unless otherwise indicated, beneficial ownership includes both sole voting and sole dispositive power. Even though SEC rules require reporting of all the shares listed in the table, the directors and executive officers do not claim beneficial ownership of all of these shares. For example, a director or executive officer might not claim ownership of shares owned by a relative. Unless otherwise indicated, the table does not include any shares that may be held by pension and profit-sharing plans of the corporations or endowment funds of educational and charitable institutions for which various directors and officers serve as directors or trustees.

	Beneficial Ownership			Additional Ownership (7)
				Shares
				Issuable on
				Exercise of			Phantom		Total
	Amount and		Beneficial	Options	Performance	Restricted	Shares	Total	Beneficial
	Nature of		Ownership	on or	Stock	Stock	Deferred and	Additional	and Additional
	Beneficial		Percent	after May 27,	Units	Units	Payable Upon	Ownership	Ownership
Beneficial Owner	Ownership(1)		of Class	2007	(8)	(8)	Retirement	(d + e + f + g)	(b + h)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)

Directors:
Afsaneh M. Beschloss	20,000	(1)	*	0	0	0	30,396	30,396	50,396
Donald M. Carlton	22,000	(1)	*	0	0	0	30,170	30,170	52,170
Cassandra C. Carr	18,000	(1)	*	4,000	0	0	21,898	25,898	43,898
E. Linn Draper, Jr.	20,000	(1)	*	0	0	0	20,488	20,488	40,488
Larry R. Faulkner	8,200	(1)	*	12,000	0	0	14,693	26,693	34,893
James T. Hackett	24,200	(1)	*	0	0	0	53,086	53,086	77,286
Jeffrey M. Heller	20,000	(1)	*	0	0	0	24,398	24,398	44,398
Kenneth M. Jastrow, II	1,216,423	(1)(2)(5)	*	151,875	292,500	52,500	157,272	654,147	1,870,570
James A. Johnson	41,600	(1)	*	0	0	0	42,369	42,369	83,969
W. Allen Reed	13,000	(1)	*	0	0	0	46,565	46,565	59,565
Richard M. Smith	0	(1)		20,000	0	0	6,586	26,586	26,586
Arthur Temple III	791,538	(1)(3)(4)(5)	*	0	0	0	40,144	40,144	831,682
Larry E. Temple	21,000	(1)	*	0	0	0	47,117	47,117	68,117
Executives:
Randall D. Levy	257,411	(1)(2)	*	61,050	38,000	19,500	10,857	129,407	386,818
J. Patrick Maley III	97,602	(1)(2)	*	77,900	54,500	26,700	8,686	167,786	265,388
Doyle R. Simons	153,774	(1)(2)	*	77,400	54,500	26,700	6,514	165,114	318,888
Jack C. Sweeny	205,429	(1)(2)	*	59,550	38,000	19,500	8,685	125,735	331,164
Group:
All directors and executive officers (27 persons) as a group	3,543,200	(1)(2)(4)(5)(6)	—%	777,122	694,250	257,500	743,561	2,472,433	6,015,633

*	Less than one percent based upon a total of shares of common stock issued and outstanding on March 27, 2007.

(1)	Includes the following number of shares of common stock issuable upon the exercise of options exercisable within a period of 60 days from March 27, 2007: Ms. Beschloss-20,000; Dr. Carlton-20,000; Ms. Carr-

16,000; Dr. Draper-20,000; Dr. Faulkner-8,000; Mr. Hackett-24,000; Mr. Heller-20,000; Mr. Jastrow-959,313; Mr. Johnson-36,000; Mr. Levy — 182,150; Mr. Maley-67,700; Mr. Reed-13,000; Mr. Simons — 118,200; Mr. Smith — 0; Mr. Sweeny-121,650; Mr. Temple III-22,000; Mr. L. Temple-4,000; and all directors and executive officers (27 persons) as a group 2,092,916.

(2)	Includes shares held by trustees under Temple-Inland 401(k) plans for Messrs. Jastrow — 8,374, Levy — 2,566, Maley — 373, Simons — 4,601, and Sweeny — 11,468, and shares held for all directors and executive officers (27 persons) as a group — 47,812. SEC rules consider these shares to be beneficially owned.

(3)	Includes 2,000 shares owned by certain relatives of Mr. Temple III. SEC rules consider these shares to be beneficially owned, but Mr. Temple III disclaims any beneficial interest in such shares.

(4)	Includes 134,460 shares held in a trust over which Mr. Temple III is trustee. Mr. Temple III has a future income interest with respect to 67,230 of these shares and a remainder interest with respect to 67,230 of these shares. Also includes 20,166 shares held by various trusts and custodial accounts, with respect to which Mr. Temple III has sole voting and dispositive power. Mr. Temple III disclaims any beneficial ownership with respect to these 20,166 shares. Includes 157,380 shares held in a trust for Mr. Temple III with respect to which he has a present income interest and is also a co-trustee. Does not include 2,521,252 shares of common stock held by the T.L.L. Temple Foundation, a charitable trust, of which Mr. Temple III is Chairman of the Board of Trustees. Mr. Temple III shares voting and dispositive power. Mr. Temple III disclaims any beneficial ownership with respect to such shares.

(5)	Includes the following number of shares pledged as security: Mr. Jastrow pledged 71,312 shares as security for a loan to secure a revolving line of credit against which no amounts were outstanding as of March 27, 2007. Mr. Temple III pledged 455,532 shares as security for a loan to secure a revolving line of credit against which he may borrow from time to time.

(6)	Includes 5,964 shares owned by relatives of all directors and executive officers (27 persons) as a group. SEC rules consider these shares to be beneficially owned, but the individuals disclaim any beneficial interest in such shares.

(7)	“Additional Ownership” is not included in the SEC’s definition of “Beneficial Ownership.” Phantom shares deferred through 2005 are payable in shares of common stock at retirement. Phantom shares deferred in 2006 and later are payable in cash based on the stock price at retirement.

(8)	Restricted stock units vest on the third anniversary from the date of grant if minimum Return on Investment (or ROI) criteria are met and will be settled in cash. Performance stock units are restricted stock units that vest 0%, 75%, or 100% on the third anniversary from the date of grant depending on our ROI during the three years beginning in the year of the grant compared to peer group ROI. If performance is in the top quartile, then there is a 100% payment and if in the second quartile, then there is a 75% payment. No payment is made if performance is below the top half compared to the peer group. Performance stock units also provide for accelerated or continued vesting upon retirement, death or if there is a change in control. If ROI criteria are met, these performance stock units will be settled in cash.

Section 16(a) Beneficial Ownership Reporting Compliance

We have not identified any person who failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years. For this purpose, we only reviewed Forms 3, 4, and 5, amendments to these forms, and written representations supplied to us in lieu of Form 5 under the SEC’s Section 16 rules for the most recent fiscal year.

ELECTION OF DIRECTORS

Our By-laws specify that the Board of Directors will establish by vote how many directors will serve on the Board. The By-laws also provide that the directors will be divided into three classes, which will as nearly as possible be equal in size. The Board of Directors has set the number of directors at thirteen (13), with two classes of four (4) directors each and one class of five (5) directors.

Directors are elected by a plurality of the votes cast by the stockholders at a meeting at which a quorum is present. Plurality means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-votes or otherwise) have no impact in the election of directors.

Nominees

Unless you specify otherwise on your proxy, the persons named in such proxy intend to vote for the election of the nominees listed below to serve as directors.

Directors will serve for a term of three (3) years, or until their replacements are duly elected and meet all requirements. All nominees are presently serving as directors. After review of their qualifications, the Nominating and Governance Committee recommended them as nominees to the full Board, and the full Board subsequently voted unanimously to recommend them to the stockholders as nominees. We did not pay a fee to any third party to identify or evaluate or to assist in identifying or evaluating potential nominees.

Nominees for Director to be Elected at the 2007 Annual Meeting of Stockholders

Name and Year First Elected Director	Principal Occupation and Other Information

Donald M. Carlton 2003	Dr. Carlton, 69, former President and Chief Executive Officer of Radian International LLC, an Austin, Texas based engineering and technology firm. Dr. Carlton held these positions from January 1996 until his retirement in December 1998. Dr. Carlton also serves as a director of National Instruments Corp. and American Electric Power Company, Inc.
E. Linn Draper, Jr. 2004	Dr. Draper, 65, served as Chairman of the Board of American Electric Power, Company Inc. from April 1993 until his retirement in February 2004 and also served as President and CEO from April 1993 until December 31, 2003. Dr. Draper also served as President of Ohio Valley Electric Corporation and Indiana-Kentucky Electric Corporation from 2002 until March 4, 2004. Dr. Draper is a director of Northwestern Corporation, Alpha Natural Resources, Alliance Data Systems, and TransCanada Corporation.
Kenneth M. Jastrow, II 1998	Chairman and Chief Executive Officer of Temple-Inland. Mr. Jastrow, 60, was elected to his current office effective January 1, 2000. He served as Group Vice President — Financial Services from April 1995 until February 1998, as President and Chief Operating Officer from February 1998 until December 1999, and as Chief Financial Officer from November 1991 until December 1999. Mr. Jastrow is also a director of MGIC Investment Corporation and KB Home. Mr. Jastrow currently serves as acting lead director of KB Home.
James A. Johnson 2000	Vice Chairman of Perseus LLC, a merchant bank and private equity fund management firm. Mr. Johnson, 63, served as Chairman and Chief Executive Officer of Johnson Capital Partners until March 2001, as Chairman of the Executive Committee of the Board of Fannie Mae in December 1999 and as Chairman and Chief Executive Officer of Fannie Mae from February 1991 through December 1998. He is also a director of Target Corporation, The Goldman Sachs Group, Inc., KB Home, and UnitedHealth Group.

Each of the nominees has consented to being named in the proxy statement and to serve if elected. If any nominee becomes unavailable to serve, however, the persons named in the enclosed form of proxy intend to vote the shares represented by the proxy for the election of such other person or persons as may be nominated or designated by management, unless they are directed by the proxy to do otherwise.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. CARLTON, DRAPER, JASTROW AND JOHNSON AS DIRECTORS OF TEMPLE-INLAND.

Continuing Directors

The following information is provided with respect to directors who will continue to serve as directors until the expiration of their terms.

Directors to Serve Until the 2008 Annual Meeting of Stockholders

Name and Year First Elected Director	Principal Occupation and Other Information

Afsaneh M. Beschloss 2002	Ms. Beschloss, 51, serves as President and Chief Executive Officer of The Rock Creek Group, formerly Carlyle Asset Management Group, a position she has held since May 2001. Ms. Beschloss served as Director of Investments and Chief Investment Officer of the World Bank from September 1996 to February 1999, and as Treasurer from February 1999 until May 2001. Prior to that position, she served as Senior Manager for Derivatives and Structured Products and Director and Chief Investment Officer of the World Bank’s Investment Management Department. Prior to joining the World Bank, Ms. Beschloss worked for J.P. Morgan. Ms. Beschloss also serves on the board of AMB Property Corporation.
Larry R. Faulkner 2005	Dr. Faulkner, 62, has served as President of the Houston Endowment, Inc. since February 2006. The Houston Endowment is one of the largest private foundations in Texas. Dr. Faulkner served as the President of The University of Texas from April 1998 until January 2006. He served as Provost and Vice Chancellor for Academic Affairs, Dean of the College of Liberal Arts and Sciences, and Head of the Department of Chemistry at the University of Illinois at Urbana-Champaign. Dr. Faulkner serves on the boards of the Sandia Corporation and the Lyndon Baines Johnson Foundation. Dr. Faulkner also serves on the Board of Temple-Inland’s Guaranty Bank and is a member of Guaranty’s audit committee.
Jeffrey M. Heller 2004	Mr. Heller, 67, has served as Vice Chairman of Electronic Data Systems, Inc. (EDS) since October 2006. Mr. Heller rejoined EDS in March 2003 after a brief retirement, served as President and Chief Operating Officer until October 2005, and as President until October 2006. Mr. Heller previously served as Vice Chairman of EDS from November 2000 until retirement in February 2002. Mr. Heller is also a director of EDS and Mutual of Omaha.
W. Allen Reed 2000	Mr. Reed, 60, retired as Chairman of General Motors Asset Management Corporation in April 2006. Mr. Reed served as President and Chief Executive Officer from July 1994 until December 31, 2005. He also served as Chairman and CEO of the GM Trust Bank and as a Corporate Vice President of General Motors Corporation until December 31, 2005. He is a director of Legg Mason, Inc. and Morgan Stanley Mutual Funds. Mr. Reed is also Senior Advisor to AEA Holdings, a private equity and alternative investments firm.

Directors to Serve Until the 2009 Annual Meeting of Stockholders

Name and Year First Elected Director	Principal Occupation and Other Information

Cassandra C. Carr 2004	Ms. Carr, 62, is Senior Advisor, Public Strategies, Inc. (since April 2002). Public Strategies, Inc. is a strategic consulting and communications firm which manages campaigns around issues affecting businesses. Ms. Carr was Senior Executive Vice President, External Affairs, SBC Communications, Inc., San Antonio, TX (telecommunications) (October 1998 — March 2002) and Senior Vice President, Human Resources (May 1994-September 1998). Ms. Carr is also a director of YRC Worldwide Inc.
James T. Hackett 2000	Mr. Hackett, 53, is Chairman, President and Chief Executive Officer of Anadarko Petroleum Corporation since January 2006 and has served as President and Chief Executive Officer since December 2003. Mr. Hackett was President and Chief Operating Officer of Devon Energy Corporation from April 2003 until December 2003. Mr. Hackett was Chairman (from January 2000), President and Chief Executive Officer (from March 1999) of Ocean Energy, Inc., an independent oil and gas exploration and production company, until its merger with Devon Energy Corporation in April 2003. Mr. Hackett is also a director of Anadarko Petroleum Corporation and Fluor Corporation.
Richard M. Smith 2006	Mr. Smith, 61, is Chairman and Editor-in-Chief of Newsweek. Prior to becoming Chairman in March 1998, he served as President from 1991 until 1998. Mr. Smith was Chairman of the Magazine Publishers of America (MPA) from 1996 to 1997 and the founding chairman of the MPA’s New Media Committee. He is also a former board member of the American Society of Magazine Editors.
Arthur Temple III 1983	Mr. Temple III, 65, is Chairman of the Board of First Bank & Trust, East Texas (FB&T), a position he has held since March 1992. FB&T is a locally owned community bank headquartered in Diboll, Texas. FB&T is owned by Diboll Bancshares, Inc., a locally-owned bank holding company. Since November 2000, Mr. Temple III has also served as Chairman of the T.L.L. Temple Foundation, a charitable foundation. Mr. Temple III served as Chairman of the Board of Exeter Investment Company from 1975 to early 1982 and from March 1986 until June 2002. From 1973 until 1980 Mr. Temple III served as a member of the Texas legislature and from January 1981 until March 1986 he served as a member and Chairman of the Railroad Commission of Texas, which regulates mineral resources in Texas. Mr. Temple III also serves on the Board and as a member of the Loan Committee, Audit Committee, and Executive Committee of Temple-Inland’s Guaranty Bank.
Larry E. Temple 1991	Mr. Temple, 71, is an attorney and during the last five years has been in private practice. He has served as Chairman of the Texas Select Committee on Higher Education, as Chairman of the Texas Higher Education Coordinating Board, and as a member of the Texas Guaranteed Student Loan Corporation. Mr. Temple has also served on several boards of the University of Texas and is a member of the Board and President of the Lyndon B. Johnson Foundation. Mr. Temple formerly served as Special Counsel to President Lyndon B. Johnson and as an Executive Assistant to Texas Governor John Connally. Mr. Temple also serves on the Board of Temple-Inland’s Guaranty Bank and is Chairman of Guaranty’s audit Committee.

How Nominees Are Selected

Our Nominating and Governance Committee selects nominees on the basis of recognized achievements and their ability to bring various skills and experience to the deliberations of the Board, as described in more detail in the Corporate Governance Guidelines available on our website at www.templeinland.com. Nominees must be independent as defined in the listing standards of the NYSE. Nominees must not have a prohibited conflict of interest with our business or ownership, including any regulatory conflicts due to our ownership of banking and financial services operations. Priority will be given to individuals with outstanding business experience and who currently serve or have served as the chief executive officer of a company.

Our Nominating and Governance Committee considers director candidates recommended by the directors. After reviewing a potential director’s qualifications, a suitable candidate will be invited to meet with the CEO and full board to determine if the candidate is a good fit with the rest of the Board.

Our Nominating and Governance Committee considers director candidates recommended by stockholders who are entitled to vote for the election of directors at the stockholders’ meeting and comply with the notice procedures described below. Pursuant to our By-laws, notice of a stockholder’s intent to nominate a candidate for the Board of Directors must contain certain specified information regarding the nominating stockholder and the nominee. Each notice must include the following information about the nominee:

•	the name, age, business address and, if known, residence address,

•	the principal occupation or employment,

•	the number of shares of Temple-Inland beneficially owned, and

•	any other information that must be disclosed about nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act (including the nominee’s written consent to be named as a nominee and to serve as a director if elected).

Each notice must also include the following information about the nominating stockholder:

•	the name and address, as they appear in our records, and

•	the class and number of shares of Temple-Inland beneficially owned.

We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of the proposed nominee to serve as a director.

Our Corporate Secretary must receive this information not less than 75 days nor more than 100 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. In the case of an annual meeting called for a date more than 50 days prior to such anniversary date or in the case of a special meeting of stockholders, the information must be received not later than the close of business on the 10th day following the date on which notice of such annual meeting or special meeting is first mailed to stockholders or made public, whichever occurs first. On the last page, we have included the dates applicable to the next annual meeting of stockholders.

Certain Relationships and Related Transactions; Director Independence

Director Independence

The Board of Directors has determined that the following Directors meet its independence standards, which are set forth in the Corporate Governance Guidelines on our website at www.templeinland.com: Afsaneh M. Beschloss, Donald M. Carlton, Cassandra C. Carr, E. Linn Draper, Jr., Larry R. Faulkner, James T. Hackett, Jeffrey M. Heller, James A. Johnson, W. Allen Reed, Richard M. Smith, Arthur Temple III, and Larry E. Temple. Mr. Jastrow, our Chairman, does not meet the independence standards because he is an employee and our CEO. The Board defines independence as meeting the requirements to be considered independent directors as defined under the current rules of the New York Stock Exchange. The Board has established the following additional guidelines to assist it in determining director independence:

1. If not otherwise prohibited by the rules of the NYSE, any commercial or charitable relationship that is not required to be reported in the proxy statement to stockholders will not be considered a material relationship that would impair a director’s independence.

2. To serve as a member of any committee of the Board, the director must meet any additional requirements of independence set forth in the committee’s charter or applicable law.

There were no material transactions or relationships between Temple-Inland and any director during 2006. In making its determination that all directors except Mr. Jastrow are independent, the Board considered all transactions with companies on which its directors are executive officers, but did not consider these transactions to be material because in each case they were less than 2% of our or the other company’s consolidated gross revenues.

In addition, the Board has considered that, from time to time, Guaranty Bank or one of its subsidiaries may make mortgage loans and/or provide home equity lines of credit to our directors, executive officers, or their immediate families. These mortgage loans and/or home equity lines of credit:

•	are made in the ordinary course of business,

•	are made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with persons not related to us, and

•	do not involve more than the normal risk of collectibility or present other unfavorable features.

We may sell these mortgage loans and/or home equity lines of credit into the secondary market in the ordinary course of business.

Mr. Arthur Temple III is a director of Contractor’s Supplies, Inc., and members of Mr. Temple’s immediate family own approximately 11% of its outstanding capital stock. During 2006, in the ordinary course of business, subsidiaries of the Company sold building materials, lumber, and fiberboard to Contractor’s. Mr. Temple III is also a director, officer, and 66 2/3% stockholder of Demco Manufacturing Company. During 2006, in the ordinary course of business, Demco performed machinery repair services for subsidiaries of the Company. Mr. Temple III is an 8% partner in three partnerships, Diboll Leasing Company, DLCO, and DLCO I Ltd. that own and lease rail cars. During 2006, in the ordinary course of business, subsidiaries of the Company participated in transactions with DLCO and DLCO I Ltd. for rail car repairs, rail car rental, and management fees. The Board considered these transactions, but felt that they did not affect Mr. Temple III’s independence because he does not have a direct or indirect material interest in these transactions and they do not exceed the greater of $1 million or 2% of either company’s consolidated gross revenues.

Mr. W. Allen Reed retired as Chairman of General Motors Asset Management Corporation, or GMAM, in April 2006. The Board has considered that, from time to time, Guaranty Bank or one of its subsidiaries participated in syndicated financing transactions with General Motors Asset Management Corporation or an affiliate of GMAM.

The Board considered the fact that the Company has mineral interests that are leased by Anadarko Petroleum Corporation, whose CEO is James T. Hackett, or an affiliate of Anadarko, but felt that it did not affect his independence because he does not have a direct or indirect material interest in these transactions and they do not exceed the greater of $1 million or 2% of either company’s consolidated gross revenues.

There is no family relationship between any of the nominees, continuing directors and executive officers of Temple-Inland. Arthur Temple III and Larry E. Temple are not related.

Related Transactions

We maintain a written policy and procedures for the review, approval, or ratification of any related party transactions that we are required to report under this section of the proxy statement. A related party, for purposes of our policy, means (i) any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer or a nominee for director, (ii) any person known to be the beneficial owner of more than 5% of our common stock, and (iii) any immediate family member of the foregoing persons.

Under the related party transaction policy, any transaction, arrangement or relationship between us and a related party must be reviewed by the Nominating and Governance Committee, except that the following transactions, arrangements or relationships are pre-approved under the policy:

•	compensation arrangements required to be reported under the Director Compensation section of the proxy statement,

•	compensation arrangements required to be reported under the Executive Compensation section of the proxy statement,

•	business expense reimbursements,

•	personal bank accounts held at our Guaranty Bank subsidiary,

•	mortgage loans made by Guaranty Bank or one of its affiliates in the ordinary course of business,

•	transactions with an entity in which the related party owns less than 10% of the other entity,

•	transactions with an entity in which the related party is a director only,

•	transactions with an entity in which the related party is not an executive officer, and

•	indebtedness for transactions in the ordinary course of business.

We will only enter into transactions with related parties if they are in the best interest of the Company. The Nominating and Governance Committee will also consider whether the transaction is entered into on an arms length basis, whether it conforms to our Standards of Business Conduct and Ethics, and whether it impacts a director’s independence under applicable stock exchange rules. A director is not allowed to approve or vote on a related party transaction involving him/herself or his or her family members.

Leslie K. O’Neal is our Vice President and Secretary. Her spouse was employed by a subsidiary of Temple-Inland prior to the time that she became an executive officer and he retired last year. His compensation for 2006 was $52,910 salary and $102,518 in retirement benefits. This transaction was not reviewed under our related party transaction policy because the relationship was disclosed to the Board each year under our Standards of Business Conduct and Ethics, the Compensation Committee and Board approved the retirement plan in which he participates, and Ms. O’Neal did not participate in any decisions affecting her spouse’s compensation or employment, all of which were considered adequate controls.

We did not identify any transactions where the related party policies and procedures did not require review, approval or ratification or where the policies and procedures were not followed.

Committees of the Board of Directors

The Board performs a number of its functions through committees. All members and the chairman of our Audit Committee, Management Development and Executive Compensation Committee, and Nominating and Governance Committee are independent directors under the NYSE listing standards. Each committee’s charter expressly provides that the committee has the sole discretion to retain, compensate, and terminate its advisors. Current copies of the charters of our Audit Committee, Management Development and Executive Compensation Committee, and the Nominating and Governance Committee are available on our website at www.templeinland.com.

A description of the functions of the Board committees and the members serving on these committees follows:

Audit Committee

The Audit Committee assists the Board in its oversight of:

•	the integrity of our financial statements,

•	compliance with legal and regulatory requirements,

•	the adequacy of our internal control over financial reporting, and

•	the independence and performance of our internal auditors and independent registered public accountants.

The Audit Committee has the sole authority to retain, compensate, and terminate the independent registered public accounting firm. The Board of Directors has determined that there is at least one audit committee financial expert serving on the Audit Committee, James T. Hackett, who is an independent director. In addition, the Board of Directors has determined, in its business judgment, that all members of the Audit Committee are financially literate and independent as defined in the NYSE corporate governance standards. The members of the Audit Committee are Mr. Hackett (Chairman), Ms. Beschloss, Dr. Carlton, Ms. Carr, Dr. Faulkner, Mr. Heller, Mr. Smith, and Mr. L. Temple. During 2006, the Audit Committee met nine (9) times.

Management Development and Executive Compensation Committee

The Management Development and Executive Compensation Committee (which we will refer to in this Proxy Statement as the Compensation Committee) is responsible for:

•	over-seeing management succession and development plans;

•	ensuring that a proper system of short- and long-term compensation is in place to provide performance-oriented incentives to management;

•	approving the salaries and bonuses of officers;

•	making recommendations concerning retirement plans and other employee benefit programs; and

•	over-seeing stock incentive plans.

The Vice President and Secretary, Executive Vice President, and Chief Executive Officer recommend executive compensation amounts and programs to the Compensation Committee. Hewitt Associates LLC, a compensation consultant, is engaged by the Compensation Committee to provide market data regarding executive compensation and advice about proposed compensation programs and amounts. The Compensation Committee obtains specific data from Hewitt Associates on an annual basis and at other times upon request. The Compensation Committee also invites a Hewitt Associates representative to attend meetings of the committee from time to time. The Compensation Committee meets with the Hewitt Associates representative in executive session periodically. Once the full Board approves any compensation recommendations of the Compensation Committee, administration of the compensation programs is delegated to the Vice President and Secretary.

The members of the Compensation Committee are Mr. Johnson (Chairman), Ms. Carr, Dr. Draper, Mr. Hackett, and Mr. Heller, all of whom are independent as defined in the NYSE corporate governance standards. During 2006, the Compensation Committee met four (4) times.

Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee interlocks among the members of the Board and no member of the Compensation Committee has a transaction reported under Certain Relationships and Related Transactions.

Nominating and Governance Committee

The Nominating and Governance Committee:

•	periodically reviews the structure of the Board to assure that the proper skills and experience are represented on the Board,

•	recommends nominees to serve on the Board of Directors,

•	reviews potential conflicts of prospective Board members,

•	recommends the size of the Board,

•	recommends the membership of the committees,

•	reviews corporate governance issues,

•	reviews stockholder proposals,

•	reviews outside directorships in other publicly held companies by senior officers of Temple-Inland,

•	acts in an advisory capacity to the Board of Directors regarding activities that relate to matters of public policy and the environment, issues of social and public concern, and significant legislative, regulatory and social trends, and

•	recommends director compensation to the full Board.

The Vice President and Secretary, Executive Vice President, and Chief Executive Officer recommend director compensation amounts and programs to the Nominating and Governance Committee. Hewitt Associates LLC, a compensation consultant, is engaged by the Nominating and Governance Committee to provide market data regarding director compensation and advice about proposed director compensation programs and amounts. The Nominating and Governance Committee obtains specific data from Hewitt Associates on an annual basis and at other times upon request. The Nominating and Governance Committee also invites a Hewitt Associates representative to attend meetings of the committee from time to time. The Nominating and Governance Committee meets with the Hewitt Associates representative in executive session periodically. Once the full Board approves any director compensation recommendations of the Nominating and Governance Committee, administration of the compensation programs is delegated to the Vice President and Secretary.

The members of the Nominating and Governance Committee are Mr. Reed (Chairman), Ms. Beschloss, Dr. Carlton, Dr. Faulkner, Mr. Smith, Mr. Temple III, and Mr. L. Temple, all of whom are independent as such term is defined in the NYSE corporate governance standards. During 2006, the Nominating and Governance Committee met four (4) times.

Executive Committee

The Executive Committee may exercise all the authority of the Board of Directors in the management of the business and affairs of the Company except:

•	matters related to the composition of the Board,

•	changes in the By-laws, and

•	certain other significant corporate matters.

The members of the Executive Committee are the Chairman of the Board, who serves as Chairman of the Executive Committee, and the Chairman of each standing committee of the Board: Mr. Jastrow, Mr. Hackett, Mr. Johnson, and Mr. Reed. During 2006, the Executive Committee did not meet.

Board Meetings

During 2006, the Board of Directors met four (4) times. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he or she served. Health permitting, all Board members are expected to attend our annual meeting of stockholders. In 2006, all Board members attended the annual meeting of stockholders, except Ms. Beschloss. The Board holds regularly scheduled executive sessions of the Board with only non-management directors present. A session with only independent directors was held in conjunction with each of the four (4) regularly scheduled Board meetings in 2006. The Chairmen of the Audit, Compensation, and Nominating and Governance Committees serve as presiding director to lead non-management executive sessions of the Board on a two-year rotation cycle.

Communication with Directors

Stockholders and other interested parties may communicate with non-management directors by forwarding their written comments to an independent third party that has agreed to forward the comments to the presiding director with a copy to our General Counsel. As of the date of this proxy statement, such independent third party is The Network and such comments may be sent to:
The Network
333 Research Court
Norcross, GA 30092
Attention: Call Center — Temple-Inland

Alternatively, interested parties may send an email to The Network at www.tnwinc.com/webreport.

The current presiding director is James T. Hackett. Any changes in the presiding director or the independent third party for purposes of communicating with the presiding director after publication of this proxy statement will be posted on our website at www.templeinland.com.

Director Compensation

The Director compensation program is designed in recognition of the time commitment and preparations required for Directors to fulfill their responsibilities and to better align Director compensation with stockholder returns. Alignment with stockholders is emphasized through stock ownership requirements, an annual phantom stock grant, and the ability to receive phantom shares in lieu of fees. The Director Retirement Plan that previously existed was frozen in 2000. The current program consists of the following compensation components:

•	a stock option grant upon initial election to the Board,

•	annual retainer fees,

•	meeting fees,

•	an annual phantom stock grant, and

•	contributions to charitable institutions.

No cash compensation was paid to the Directors in 2006. To further align the interest of the Board with stockholders, we offer a phantom stock match of 133% if Directors agree to defer all or a portion of their fees until they retire from Board service. In 2006 all of the Directors elected to defer their fees until retirement.

Our director fee schedule is as follows:

Director Fee Schedule

Temple-Inland

Annual Retainer Fee	$50,000
Audit Chairman Annual Retainer Fee	$20,000
Audit Committee Member Retainer Fee	$ 5,000
Other Committee Chairman Annual Retainer Fee	$12,500
Board Meeting Fee	$ 3,500
$ 1,500
Committee Meeting Fee	$ 2,500 if not in conjunction with a Board meeting
Stock Option Grant	20,000 options upon initial election
Annual Phantom Stock Grant — Payment Deferred Until Retirement	2,000 shares
Match for Deferring Fees in lieu of Cash Payment — Deferred Until Retirement	133%
Charitable Contribution (by the Temple-Inland Foundation)	$ 5,000
Matching Gift to Charity (by the Temple-Inland Foundation)	Up to $6,000

Guaranty Bank

(Guaranty Bank is a subsidiary of Temple-Inland that has outside directors on its board.
Three of the Temple-Inland directors also serve on the Guaranty Bank board.
The following fees are paid in cash by Guaranty.)

Annual Retainer Fee	$60,000
Audit Chairman Annual Retainer Fee	$12,000
Loan Committee Annual Retainer Fee	$12,000
Executive Committee Annual Retainer Fee	$12,000
Compensation Committee Annual Retainer Fee	$6,000
Special Meeting Fee	$500
Charitable Contribution	$2,500

Directors may retire at any time, but must retire by the annual meeting following their 72nd birthday. Directors are reimbursed for expenses incurred in attending Board and committee meetings, including those for travel, food and lodging.

Directors receive a grant of 20,000 options at the time of their initial election to the Board. Options are granted at fair market value on the grant date, which is the date of the board meeting at which the director is elected. The option vests in 3 installments: 8,000 shares on the first anniversary, 8,000 shares on the second anniversary, and 4,000 shares on the third anniversary of the date of election. The option term is ten years. We do not have any program, plan or practice to time option grants to our directors in coordination with the release of material non-public information. We do not set the grant date of stock option grants to new directors in coordination with the release of material non-public information. We do not time our release of material nonpublic information for the purpose of affecting the value of director compensation.

We have computed the value of our director compensation program as shown in the following chart in accordance with SEC requirements. The fair value of restricted stock, performance stock units, and stock options was determined in accordance with Statement of Financial Accounting Standards No. 123(R). Fair value of the option awards was determined using the Black-Scholes-Merton option pricing model.

Assumptions used in the SFAS 123(R) calculation are described in Note 6 — Share-Based Compensation to the Consolidated Financial Statements contained in our 2006 Form 10-K. SFAS 123(R) requires us to calculate the value of the phantom shares acquired through deferral of fees and match using the stock price on the date the fees are earned. However, directors do not receive any payment until they retire. At retirement, a director receives actual shares of common stock and cash equal in value to the phantom stock shares held in his or her account. The value of the shares and cash received on the date the director retires may be different than the value of phantom shares received at the time the fee is earned. Mr. Jastrow receives no compensation for his service as a director other than his employee pay.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2006

					Change in Pension
					Value and
					Nonqualified
	Fees Earned or			Non-Equity	Deferred
	Paid in Cash ($)	Stock Awards	Option Awards	Incentive Plan	Compensation	All other
Name	(1)	($)(3)	($)(2)	Compensation ($)	Earnings ($)	Compensation ($)(4)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Afsaneh M. Beschloss	0	$295,110	0	0	0	0	$295,110
Donald M.Carlton	0	$310,255	0	0	0	$11,000	$321,255
Cassandra C. Carr	0	$310,255	0	0	0	$5,000	$315,255
E. Linn Draper, Jr.	0	$255,500	0	0	0	$5,000	$260,500
Larry R. Faulkner	$72,000	$304,430	0	0	0	$7,500	$383,930
James T. Hackett	0	$365,010	0	0	0	$5,000	$370,010
Jeffrey M. Heller	0	$310,255	0	0	0	$5,000	$315,255
James A. Johnson	0	$296,275	0	0	0	$11,000	$307,275
W. Allen Reed	0	$296,275	0	0	0	$5,000	$301,275
Richard M. Smith	0	$62,708	$195,400	0	0	0	$258,108
Arthur Temple III	$96,000	$255,500	0	0	0	$13,500	$365,000
Larry E. Temple	$84,000	$310,255	0	0	0	$13,500	$407,755

(1)	The cash fees shown in the table above were paid by Guaranty Bank to the directors who serve on its board. Temple-Inland paid no cash fees in 2006. The fees shown in column (c) consist of fees that were earned in 2006 but deferred until retirement. The deferred fees earn a match of 133% and are converted into phantom shares. The chart below shows the fees, match, and resulting phantom shares credited to each director’s account, along with the director’s normal retirement date:

	Fees Earned and Deferred Until Retirement
						Total Deferred
						Fees/Stock
						Awards
						($)
						(b + c + d + e + f)
						Value on
						Grant Date of	Converted
						Fees	into Phantom
		Committee	Board and		Annual	Deferred	Shares Payable	Normal
	Board	Retainer	Committee		Phantom Stock	Until	Upon	Retirement
Name	Retainer	Fees	Meeting Fees	Match	Grant	Retirement	Retirement	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

Afsaneh M. Beschloss	$50,000	$5,000	$32,000	$115,710	$92,400	$295,110	= 6,525	2028
Donald M.Carlton	$50,000	$5,000	$38,500	$124,355	$92,400	$310,255	= 6,827	2010
Cassandra C. Carr	$50,000	$5,000	$38,500	$124,355	$92,400	$310,255	= 6,829	2017
E. Linn Draper, Jr.	$50,000	0	$20,000	$93,100	$92,400	$255,500	= 5,593	2014
Larry R. Faulkner	$50,000	$5,000	$36,000	$121,030	$92,400	$304,430	= 6,696	2016
James T. Hackett	$50,000	$25,000	$42,000	$155,610	$92,400	$365,010	= 8,013	2026
Jeffrey M. Heller	$50,000	$5,000	$38,500	$124,355	$92,400	$310,255	= 6,827	2012
James A. Johnson	$50,000	$12,500	$25,000	$116,375	$92,400	$296,275	= 6,477	2016
W. Allen Reed	$50,000	$12,500	$25,000	$116,375	$92,400	$296,275	= 6,475	2019

	Fees Earned and Deferred Until Retirement
						Total Deferred
						Fees/Stock
						Awards
						($)
						(b + c + d + e + f)
						Value on
						Grant Date of	Converted
						Fees	into Phantom
		Committee	Board and		Annual	Deferred	Shares Payable	Normal
	Board	Retainer	Committee		Phantom Stock	Until	Upon	Retirement
Name	Retainer	Fees	Meeting Fees	Match	Grant	Retirement	Retirement	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

Richard M. Smith	$12,500	$1,250	$5,000	$24,938	$19,020	$62,708	= 1,647	2018
Arthur Temple III	$50,000	0	$20,000	$93,100	$92,400	$255,500	= 5,594	2014
Larry E. Temple	$50,000	$5,000	$38,500	$124,355	$92,400	$310,255	= 6,827	2008

At fiscal year end 2006, the directors held the following aggregate number of phantom shares in the Fee Deferral Plan: Ms. Beschloss — 25,467; Dr. Carlton — 25,240; Ms. Carr — 16,969; Dr. Draper — 15,971; Dr. Faulker — 9,764; Mr. Hackett — 47,470; Mr. Heller — 19,467; Mr. Johnson — 37,279; Mr. Reed — 41,475; Mr. Smith — 1,657; Mr. Temple III — 35,626; and Mr. L. Temple — 42,188.

For additional information see the section entitled “Fee Deferral Plan.”

(2)	At fiscal year end 2006, the directors held the following aggregate number of stock options: Ms. Beschloss — 20,000; Dr. Carlton — 20,000; Ms. Carr — 20,000; Dr. Draper — 20,000; Dr. Faulkner — 20,000; Mr. Hackett — 24,000; Mr. Heller — 20,000; Mr. Johnson — 36,000; Mr. Reed — 13,000; Mr. Smith — 20,000; Mr. Temple III — 22,000; and Mr. L. Temple — 4,000. Expiration dates for these options range from 2009 through 2017. Until 2003, directors could take options with 15-year terms in lieu of their annual retainer fee, which is why some directors have more than 20,000 options outstanding. To see option exercise prices, vesting dates, and terms for each director’s options, you may look at his or her latest Form 4 under Investor Relations, SEC Filings, on our website at www.templeinland.com.

(3)	We have computed the value of our director compensation program as shown in the chart in accordance with SEC requirements. We calculated the aggregate grant date fair value of options in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123(R). Option awards in column (d) are valued using a Black-Scholes-Merton option pricing value of $9.77. Assumptions used in the SFAS 123(R) calculation are described in Note 6 — Share-Based Compensation to the Consolidated Financial Statements contained in our 2006 Form 10-K. SFAS 123(R) requires us to calculate the value of the phantom shares acquired through deferral of fees and match using the stock price on the date the fees are earned. The grant date fair value is shown in the Fee Deferral Plan chart.

(4)	Amounts include charitable donations made on behalf of directors and matching charitable donations.

Stock Ownership Guidelines

Directors are required to hold Temple-Inland stock valued at five times their annual retainer fee under the Board’s stock ownership guidelines. This stock ownership policy is contained in our Corporate Governance Guidelines, which are available on our website at www.templeinland.com. Shares of stock owned by the directors and their immediate family members count toward this requirement. Phantom shares also count toward this requirement. All directors meet the stock ownership requirements, except for Mr. Smith, who has five years from his November 2006 election to comply with the ownership guidelines.

Fee Deferral Plan

Directors may participate in a fee deferral plan that encourages stock ownership by granting a match of 133% in the form of phantom stock units on amounts deferred until retirement. The number of phantom stock units is determined by dividing the deferred amount by the fair market value of Temple-Inland’s stock on the date deferred.

Dividend equivalents are credited on the phantom stock equal to the amount of dividends Temple-Inland pays on stock. The dividend equivalents are reinvested in more shares of phantom stock. At retirement, the director will receive stock for fees deferred through 2005 and cash for fees deferred beginning in 2006 in payment of the phantom stock units. Cash payments will be based on the fair market value of the stock on the payment date. Fair market value in all cases is equal to the closing price of Temple-Inland stock on the NYSE on the applicable date. Payment may be taken in a lump sum or in up to 15 annual installments.

If a director chooses cash payment on a current basis instead of deferring their fees, they do not receive a match. The annual phantom stock grant is not matched, but does earn dividend equivalents that are reinvested until retirement.

For example, suppose a director defers the following fees in 2006:

					Stock
					Price on		Assuming
					Date		Stock Price	Assuming Stock
	Value		Annual	Total	Earned	Number	of $40 on	Price of $50 on
	on Date	133%	Phantom	Value on	(Grant Date	of Phantom	Retirement Date,	Retirement Date,
Type of Fee	Earned	Match	Stock Grant	Date Earned	Fair Value)	Shares	Director Receives	Director Receives

Annual Board Retainer	$50,000	$66,500		$116,500	$46.20	2,522
Annual Audit Committee Retainer	$5,000	$6,650		$11,650	$46.20	252
Annual Phantom Stock Award			$92,400	$92,400	$46.20	2,000
Board & Committee Meeting Fees — February	$9,000	$11,970		$20,970	$46.20	454
Board & Committee Meeting Fees — May	$11,500	$15,295		$26,795	$47.18	568
Board & Committee Meeting Fees — August	$9,000	$11,970		$20,970	$43.57	481
Board & Committee Meeting Fees — November	$9,000	$11,970		$20,970	$38.04	551
Total	$93,500	$124,355	$92,400	$310,255		6,828	$273,120	$341,400

The director does not get any payment until retirement.

Frozen Retirement Plan

Directors may retire at any time, but must retire by the annual meeting following their 72nd birthday. There is no retirement plan for directors except for a plan that was frozen in 2000. Under that plan, the following directors will receive at retirement $35,000 per year for the following number of years as a retirement benefit: Mr. Johnson — 1 year; Mr. Reed — 1 year; Mr. Temple III — 17 years; and Mr. L. Temple — 10 years. Retirement benefits will be paid to the surviving spouse if the director does not live to receive the full payment, and terminate if the spouse does not live to receive the remaining payment. This plan was discontinued in 2000 and no additional accruals will be made under this plan.

Change in Control Provision

Both the directors’ fee deferral plan and the frozen directors’ retirement plan contain provisions for accelerating payment in the event the director’s service terminates due to a change in control, along with a gross-up provision in the event the director is required to pay excise tax on the accelerated payment.

Charitable Contributions

In 2006, the Temple-Inland Foundation, a tax-exempt foundation funded by contributions from Temple-Inland, made a $5,000 donation to a charity or educational institution chosen by each director. Directors are also eligible for the Foundation’s matching gifts program, which matches donations made by employees and directors 3-for-1 for the first $1,000; 2-for-1 for the next $1,000; and 1-for-1 for the next $1,000, for total possible matching donations of up to $6,000 per person. Dr. Faulkner, Mr. Temple III and Mr. L. Temple also serve on the Guaranty Bank board. In 2006, Guaranty Bank made a $2,500 donation to a charity or educational institution chosen by each of its directors.

Insurance and Indemnification

Directors are covered under our business travel accident insurance policy for $100,000 while traveling on our business. Directors are also covered under our director and officer liability insurance policies for claims alleged in connection with their service as a director. We have entered into indemnification agreements with each of our directors agreeing to indemnify them to the fullest extent permitted by law for claims alleged in connection with their service as a director.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

What is our executive compensation philosophy?

Our executive compensation philosophy is that a significant part of our executives’ compensation is tied to our performance. This helps motivate our executives to drive performance. Our key objective is to maximize long-term stockholder value by maximizing return on investment (ROI). Companies able to generate ROI that exceeds their cost of capital create value for stockholders. Your Board of Directors and your management team are committed to a focused strategy and execution of strategic initiatives to maximize ROI.

Our strategy and execution continue to deliver results. The charts below show (a) our ROI over the last 4 years compared with a weighted industry peer group and (b) our total shareholder return over the last 4 years compared with an industry peer group and the S&P 500:

ROI versus Weighted Peer Group ROI*

* Weighted by company investment

Comparison of 4 Year Cumulative Total Return
Assumes Initial Investment of $100

Peer Group Includes:

Abitibi-Consolidated Inc.

Bowater Inc.

Caraustar Industries Inc.

Domtar Inc.

International Paper Co.

Longview Fibre Co.

MeadWestvaco Corporation

Packaging Corp. of America

Smurfit-Stone Container Corp.

Weyerhaeuser Co.

The peer group consists of companies that compete with us in the paper and forest products industry. We periodically adjust the peer group to reflect mergers, consolidations, and similar restructurings. In computing ROI, we define ROI as operating income, adjusted for significant unusual items divided by parent company total assets, less certain assets and certain current liabilities. In computing the weighted peer group ROI, we use the definition above and sum the adjusted operating income for the peers divided by the sum of the adjusted total assets for the peers.

What are our governance practices regarding compensation?

Our governance practices divide responsibility for compensation oversight into 3 levels:

• Stockholders:	Stockholders approve all stock incentive plans. We do not have any stock plans that are not stockholder-approved.
• Board and Compensation Committee:	The Compensation Committee composed entirely of independent, outside directors establishes and administers compensation programs and philosophies. The Compensation Committee ensures that stockholder approved plans are administered in accordance with good governance practices and stockholder intent. The Compensation Committee is responsible for approval of salaries, bonuses and long-term incentive compensation paid to executive officers, bonus pools for non-executive employees, retirement formulas for executive officers, deferred compensation plans, and employment and change in control agreements. The full Board reviews tally sheets for the CEO and his direct reports, evaluates CEO performance, approves succession plans, and acts on recommendations of the Compensation Committee.
• Management:	Management approves health and welfare programs for all employees, divides bonus pool amounts approved by the Compensation Committee into individual employee bonuses, approves any retirement plan changes and formulas other than those for executive officers, and administers all employee benefit and incentive plans on a day-to-day basis. Within management, the CEO, Executive Vice President, and Vice President and Secretary serve as liaisons with the Compensation Committee.

What are our stock option governance practices?

Our policy for setting the timing of stock option grants does not allow executives to have any role in choosing the price of their options or other stock awards. We do not “back date,” “spring load” or reprice options or other stock awards. Our general practice is to make annual grants each year at the February board meeting. The Compensation Committee approves awards, including the specific number of shares granted to specific individuals, which are ratified by the full Board and valued at the closing price of our common stock on the NYSE on the Board meeting date. On occasion, newly hired high-level employees may be granted awards by the Compensation Committee in connection with the start of their employment other than at the February board meeting. Any such grants are ratified by the full Board and are priced at the closing price of our common stock on the NYSE on the date of the Board meeting at which the award is approved. We do not have any program, plan or practice to time option grants or other stock awards in coordination with the release of material non-public information nor do we time the release of material nonpublic information for the purpose of affecting the value of executive compensation.

What are the objectives of our executive compensation program?

Our executive compensation program is designed to attract, retain, and motivate key executives to maximize ROI and performance. We provide a competitive compensation package, including:

•	Cash compensation: salaries and ROI based performance bonuses

•	Stock awards: options, ROI based restricted stock, and ROI based performance stock units

•	Retirement benefits: tax-qualified and nonqualified supplemental executive retirement benefits

•	Health and welfare benefits

•	Change in control agreements

Cash bonuses are considered on an annual basis based on overall and segment ROI. Stock awards reward long-term performance and align our executives’ interests with stockholders by encouraging stock ownership. Both cash bonuses and long-term stock awards are designed to align the executives’ interests with our business strategy and motivate performance to maximize ROI. Stock awards also help retain executives because they contain forfeiture provisions if the executive terminates employment other than for retirement, death or disability. Retirement and health and welfare benefits help to retain executives. We designed retirement formulas to reward long-term service. Change in control agreements help ensure that our executives continue to work in the best interest of our stockholders and help alleviate concerns during any potential change in control situations that might otherwise lead the executives to work somewhere else.

Why do some reports show our compensation as high, low, or average?

Because our pay is heavily performance-driven, we believe you should examine all of the factors used in any analysis. We have no control over the companies selected by others for comparison purposes. The peer group we use consists of companies that compete with us in the paper and forest products industry and is the same or similar peer group used by many analysts covering the paper and forest products industry. In reviewing reports, you should always look to see which companies are selected for comparison purposes. In some cases, reports may use companies for comparison purposes that do not produce the same types of products or compete in the same industries as us. In other cases, the comparator companies may be much larger or smaller than us, or have much higher debt or a different capital structure.

Does the Compensation Committee use a compensation consultant?

Yes. The Compensation Committee currently uses Hewitt Associates LLC (Hewitt) as its compensation consultant. Hewitt provides annual market and other specific information on executive pay and also attends Compensation Committee meetings on request of the Committee. The Compensation Committee periodically meets in executive session with Hewitt. Hewitt also serves as consultant to the Nominating and Governance Committee on director compensation.

With the Compensation Committee’s approval, Temple-Inland retains Hewitt to prepare the change in control calculations for disclosure in the proxy statement and to model the number of shares to be requested for new stock plans. From time to time in the past, Hewitt occasionally performed limited assignments for Temple-Inland regarding non-executive employees on a non-exclusive basis along with other compensation consultants. Different representatives of Hewitt performed these assignments who do not report to the Hewitt representative who works with the Compensation Committee. Hewitt was not retained for any such assignments in 2006.

Do we use tally sheets?

Yes, tally sheets for each of the named executive officers are reviewed by the Compensation Committee and the full Board for compensation each year. These tally sheets list the executive’s salary, proposed bonus and stock awards, and the 401(k) matching contribution, retirement, health and welfare benefits. In addition, the Compensation Committee and Board review a wealth accumulation chart with respect to the CEO.

What is our policy on Internal Revenue Code Section 162(m)?

Our policy is to obtain the maximum possible tax deduction for compensation paid to executive officers, but we may forego all or some portion of a deduction to conform to our compensation goals and objectives. Our Compensation Committee adopted a policy requiring the deferral of any compensation that exceeds $1 million for the named executives. This is the maximum permissible deduction under Section 162(m) of the Internal Revenue Code (without regard to certain exceptions for performance based and certain other types of compensation). Pay is deferred and paid at a later date when the maximum deduction under Section 162(m) may be taken. Except for amounts that are not material, all compensation paid in 2006 should qualify for a deduction under Section 162(m). In 2006, our Compensation Committee revised the policy to waive mandatory deferral of pay related to vesting of restricted stock units (except for the CEO) and payment of dividends on restricted stock and performance stock units.

What is the accounting and tax treatment of each form of compensation?

For accounting purposes, salaries, bonuses, the fair value of stock based compensation and other benefits are charged to expense as earned. For tax purposes, salaries, bonuses and other benefits are taken as a tax deduction when paid to the executive or contributed to a tax-qualified retirement plan subject to the Section 162(m) limitation described above. For tax purposes, stock based compensation awards are generally taken as a tax deduction when the award is vested or exercised by the executive.

What are the roles of executive officers in determining compensation?

Our Compensation Committee which is composed entirely of independent, outside directors establishes and administers compensation programs and philosophies. Our Vice President and Secretary, Executive Vice President, and Chief Executive Officer work closely with the Compensation Committee and recommend executive compensation amounts, except that the CEO does not participate in discussions regarding his own compensation. These executives consult with the other executive officers about compensation amounts for executives and other employees who report to them. The Compensation Committee has final approval of all compensation amounts or formulas applicable to benefit plans in which executive officers participate.

The Compensation Committee establishes, administers, and approves bonus programs for non-executive employees and approves the aggregate amount of bonus pools for each business segment. Each executive officer recommends individual bonus amounts for employees under his or her direction, and the Executive Vice President or Group Vice President in charge of the applicable business segment approves the individual amounts.

The Compensation Committee approves all stock award recipients and the amount of each award. No executive is involved in setting the exercise price of the awards.

The Compensation Committee has delegated to the Chief Executive Officer the responsibility for approving health and welfare programs for all employees. Executive officers participate in the same health and welfare programs as other salaried employees. Our benefit programs require executives who earn more to pay more for their benefits.

The Compensation Committee has also delegated to certain of our executive officers the responsibility to maintain the tax qualification status of the retirement and 401(k) plans, to approve retirement and 401(k) plan provisions and formulas applicable to employees who are not executive officers, and to oversee the administration of all of the plans.

In addition, an investment committee, whose members are executive officers, oversees the investment of retirement plan assets and 401(k) plan fund choices. The investment committee reports annually to the Board.

How is the CEO’s performance evaluated? Who determines CEO pay?

The full Board completes an evaluation of the CEO each year, which is compiled confidentially by Hewitt and provided to the Compensation Committee. Factors evaluated include ROI and other financial and non-financial performance measures and objectives, including leadership, strategic planning, financial results, succession planning, human resources/EEO, communications, external relations, ethics, and board relations.

The Compensation Committee and full Board determine CEO pay with assistance from Hewitt. The Compensation Committee discusses CEO pay in executive session and reports its recommendations to the Board. The Board approves all actions with respect to the CEO’s compensation.

How is each element of compensation determined? How do we allocate between each type of compensation, such as long-term or short-term incentives, or cash and non-cash compensation? How does each compensation element fit into our overall compensation objectives and affect decisions regarding other elements?

Generally speaking, each element of compensation is evaluated independently to determine whether it is competitive within the industries with which we compete, or within the market as a whole. Each element of compensation is described in more detail in the following pages.

Certain types of pay that have very long-term goals, such as retirement, are monitored for competitiveness annually but the formula is rarely changed. Only salary and bonus are taken into account for retirement formula purposes.

Other types of pay, such as salary, short-term incentives, and long-term incentives, are monitored for competitiveness annually. Individual amounts granted under these programs may vary from year to year based on competitive practices and/or stock prices, but the overall programs are changed less frequently.

Once a year, the Compensation Committee views a tally sheet that shows all elements of pay as a total. The Compensation Committee and board also view the charts shown in the proxy statement during the same meeting in which annual compensation decisions are made. Although the Compensation Committee has not established specific preset allocation formulas to determine the proportion of each type of pay in relation to other types of pay, it generally tries to maintain a balance between the different types of pay:

Type of Pay	Performance Measure	Measurement Period

Bonus	ROI	1 Year
Restricted stock units	Time vested with minimum ROI threshold	3 Years
Performance stock units	ROI vs. Peers	3 Years
Options	Stock price	10 Years
Salary & Health Benefits	Continued service subject to annual evaluation	1 Year
Retirement & 401(k)	Continued service subject to annual evaluation. Except for designated officers with 15 years’ service, amount of retirement benefit is dependent on salary and bonuses, which are based on ROI	Career

Year to year, the allocation may vary, but the overall mix is strongly weighted to pay for performance. For the CEO, the 2006 mixture was weighted as follows:

In keeping with our focus on performance, Mr. Jastrow was awarded only performance stock units for his long-term incentive compensation in 2007; he was not awarded any options or restricted stock units. In addition, the mix of long term incentive awards for other senior executives was weighted more toward performance stock units. Performance stock units may be paid at 100% if top quartile performance is achieved or 75% if second quartile performance is achieved. No payment will be made if performance is not in the top two quartiles compared with our peer group.

How are salaries determined?

Salaries are maintained at competitive levels considering the performance and longevity of the employee’s service. To ensure that our compensation remains competitive, the Compensation Committee from time to time reviews information from independent surveys of comparative companies. Since the market for executive talent extends beyond any particular industry, the survey data include both companies in the industry as well as companies outside the industry. For example, in 2006 the group of comparative companies included Bemis Company, Inc., Boise Cascade Corporation, International Paper Company, Martin Marietta Materials, Inc., MeadWestvaco Corporation, Owens Corning, Packaging Corporation of America, Pactiv Corporation, Potlatch Corporation, PPG Industries, Inc., Rohm and Haas Company, Smurfit-Stone Container Corporation, Sonoco Products Company, Texas Industries, Inc., Trinity Industries, Inc., Vulcan Materials Company, and Weyerhaeuser Company. At the request of the Compensation Committee, Hewitt uses data from these companies to establish the relationship between revenues and compensation from which a market value of pay can be calculated for a specific revenue size, using a statistical technique known as regression analysis. Surveys that indicate base salaries for most of our named executive officers were generally in the mid-ranges of the applicable comparative companies. Salaries are reviewed periodically and were increased in 2006 to remain competitive to the mid-range and to reflect changes in individual officers’ responsibilities. In making its salary decisions, the Compensation Committee places its emphasis on the particular executive’s experience, responsibilities, and performance. No specific formula is applied to determine the weight of each factor. The Compensation Committee has historically followed a policy of using incentive bonus awards rather than base salary to reward outstanding performance.

How are bonuses determined?

Bonuses are based largely on the ROI of the group or business segment in which the individual is a key employee. For administrative officers, such as the CEO, CFO and Executive Vice President, bonuses are based on our consolidated ROI. The employee’s personal performance and the degree to which the employee’s actions have laid the groundwork for future earnings and ROI are also factors considered by the Compensation Committee. ROI performance of the business segment is given greater weight than other business accomplishments in determining bonus payments. The types and relative importance of specific financial and other business factors vary among the executives depending on their positions and the particular operations or functions for which they are responsible. For example, executives may be given a bonus for accomplishing specific objectives or projects, including successful completion of acquisitions, divestitures, or restructurings.

Under a stockholder-approved plan designed to qualify for an exemption under Internal Revenue Code Section 162(m), the Compensation Committee established a potential maximum bonus award to the Chief Executive Officer for 2006 equal to the cash value of 172,500 phantom shares and a potential maximum bonus award to each other named executive officer equal to the cash value of 150,000 phantom shares. Under the bonus formulas, each of the executive officers was eligible to receive a bonus payment if performance met pre-established ROI or earnings criteria. The Compensation Committee has designed a program that provides for acceleration of bonuses to the extent we exceed estimated cost of capital. No bonus is paid unless a certain threshold is met, then bonuses are paid at a straight line progression until cost of capital is reached. To the extent cost of capital is reached, there is an acceleration factor — higher bonuses are possible after cost of capital is achieved. The Compensation Committee retained discretion to pay less than the amount indicated by the bonus formula. The Compensation Committee reviewed actual ROI and earnings after the end of the year and determined in its business judgment the size of each executive’s actual award.

How are the amounts of stock awards determined?

We grant 3 types of stock awards to executive officers:

•	Options

•	Restricted stock units

•	Performance stock units

A dollar value is established for the stock awards in consultation with Hewitt after reviewing competitive market data for similar executives at other companies inside and outside the paper and forest products industries. This dollar value may be at or above the mid-range of what other companies may offer in any given year.

Restricted stock units contain a minimum ROI threshold. Performance stock units are awarded in addition to the other stock awards. Performance stock units are only paid if our ROI performance is in the top half compared to our peer companies as listed under the ROI table. No performance stock units are paid if performance is below the top half compared to the peer group.

The Compensation Committee also considers previous grants, tenure, and responsibilities of the executive. In the case of a new key executive, or an executive assuming new responsibilities, an initial grant may be made above targeted levels.

What are the material terms of the stock awards?

The stock awards have the following terms:

Options:	Options are granted at fair market value on the date of the grant, become exercisable ratably over four years, provide for accelerated or continued vesting upon retirement, death or if there is a change in control, and expire in ten (10) years. Income tax withholding may be paid with exercised shares. For 2006 and prior awards, the exercise price for stock options was based on the average of the high and low sales price for Temple-Inland common stock on the New York Stock Exchange on the grant date. Going forward, the exercise price will be the closing price on the NYSE on the grant date. See What are our stock option governance practices? for more information on option practices.
Restricted stock units:	Restricted stock units vest on the third anniversary from the date of grant if minimum ROI criteria are met and may be settled in cash or common stock as determined on the date of grant. Restricted stock units provide for accelerated or continued vesting upon retirement, death or if there is a change in control of Temple-Inland. All grants prior to 2006 are payable in stock. All grants from 2006 forward are payable in cash.
Performance stock units:	Performance stock units are restricted stock units that vest 0%, 75%, or 100% on the third anniversary from the date of grant depending on our ROI during the three years beginning in the year of the grant compared to the peer group ROI. If performance is in the top quartile, then there is a 100% payment and if in the second quartile, then there is a 75% payment. No payment is made if performance is below the top half compared to the peer group. Performance stock units also provide for accelerated or continued vesting upon retirement, death or if there is a change in control. All grants prior to 2005 are payable in stock. All grants from 2005 forward are payable in cash. The Compensation Committee retains discretion to reduce awards, to adjust for excess leverage, or to adjust the peer group due to changes in the group.

In 2006, our Stock Incentive Plan and all outstanding awards were amended to provide for equitable adjustment in the event of stock splits or other equity restructurings. Awardees generally will receive the same adjustment stockholders receive. Previously, such adjustments were discretionary, but in practice were always made to keep employees whole.

Do we pay dividends on restricted stock units? If so, why?

Yes. Our Compensation Committee has approved and the Board has ratified the payment of regular quarterly dividends on restricted stock units equivalent to dividends paid on our common stock. These units are treated by us as owned by the executive on the grant date and are subject to forfeiture if the executive leaves before the vesting period is over or minimum ROI criteria is not met. Therefore, the executive receives the benefit of dividends until such time as he or she forfeits the stock units. In that way, the executive is treated as though he or she is a stockholder (though without voting rights), which aligns his or her interest to our stockholders. It is also a retention incentive, because executives will have to weigh the possibility of losing the dividends if they do not stay through the vesting period.

Do we also pay dividends on performance stock units?

Regular quarterly dividends are not paid on performance stock units granted in 2007 or later. For performance stock units granted before 2007, Regular quarterly dividends are paid on the targeted number of shares.

Do executives have to meet stock ownership guidelines?

Yes. To further align executives’ financial interests with those of our stockholders, the Compensation Committee adopted minimum stock ownership guidelines for these executives:

Value of Ownership of Stock as a Multiple of Annual Salary

Multiple of
Position	Salary

Chief Executive Officer	5x
Other Named Executive Officers	3x

Shares owned by the executive and his or her immediate family members count toward the ownership guidelines. Shares held in the 401(k) plan, restricted stock and performance stock units also count toward the total.

The named executive officers all meet the stock ownership guidelines.

Are there mandatory holding periods for stock acquired through exercise of options?

Yes. Executive officers identified in our Annual Report on Form 10-K (i.e., our Section 16 officers) are required to hold 100 percent of the net shares acquired through the exercise of options in Temple-Inland stock until they meet our ownership guidelines. The Compensation Committee maintains discretion to reduce or eliminate future long-term incentive awards for an executive who is not making adequate progress toward meeting the stock ownership guidelines or does not retain the required level of net shares acquired through the exercise of options in Temple-Inland stock.

Are gains from prior stock awards considered in setting other benefits such as retirement?

No. Gains from exercising stock options, the vested value of restricted stock units or performance stock units, or dividends on restricted stock units or performance stock units are not considered in setting other benefits such as life insurance, disability benefits, or retirement benefits.

Do we have a deferred compensation plan?

Yes. Executive officers may defer all or part of their bonus under our phantom stock arrangement. There is no above-market or preferential earnings on deferred compensation. The executive must decide to defer in the year prior to the year in which he or she earns the bonus. For example, by the end of 2006, an executive could decide to defer the bonus he or she might earn working in 2007. The 2007 bonus is otherwise actually determined in February 2008.

When a bonus is approved, the dollar amount of the bonus is divided by the fair market value of our common stock on the NYSE on the board meeting date when the bonus is approved. For example, suppose an executive defers $24,000 of his bonus under the plan. On the date of the Board meeting, the fair market value of the stock is $40. We make a book entry of 600 phantom shares to the phantom account ($24,000 ÷ $40 = 600 shares).

We also pay a match on the deferred compensation equal to 2% of the amount deferred multiplied by the number of years of deferral. The maximum match is 20%. A match is vested if the executive has worked for Temple-Inland for 3 years. There is a minimum deferral period of 5 years. In the above example, if the executive deferred a bonus for 5 years, he or she would have a match of 2% X 5 years =10% X 600 shares= 60 shares.

During the 5 year deferral, the 660 shares in the phantom stock account earn dividends equal to the dividends paid on our stock. The dividends are used to purchase more shares of phantom stock.

In 5 years, we would pay the executive (either in cash or actual stock depending on the time of the deferral) 660 shares of stock plus any shares earned as dividends.

Phantom shares do not confer any voting rights.

As noted above, executives can also be required to defer part of their salary or bonus to the extent it exceeds $1 million. Executives were awarded bonuses under a stockholder-approved plan with performance-based criteria that exempted the bonuses from the $1 million deduction limitation. During 2006, none of the executives deferred their salary or bonuses. Several executives continued to earn dividends on amounts that were deferred in previous years, which are included in the Summary Compensation Table set out below. Executives may also defer any restricted stock or performance stock units that vest. Mr. Jastrow has deferred receipt of previously granted restricted stock and performance stock units until retirement.

Do we provide retirement benefits to executives?

Yes. The named executive officers receive the same tax-qualified retirement benefits as other salaried employees within their business segments. All of the named executives participate in a defined benefit plan.

Can executives retire early?

Yes. Early retirement may be taken at age 55 or later if the employee has five years of service, but benefits are reduced for each year prior to age 62 by factors ranging from 3% to 6% based on years of service. Under the Supplemental Executive Retirement Plan (described below), a designated executive can retire with actuarial reduction of benefits of 5% per year for each year before age 60 if he has attained age 55 and has 20 years of service. The table below lists the executives who are eligible for early retirement and the projected monthly payment in the form of a joint and 50% survivor annuity assuming each retired on January 1, 2007:

Executive	Monthly Payment

Jastrow	$59,679
Levy	$6,937
Sweeny	$22,578

Instead of the monthly amount listed above, Mr. Jastrow could receive payment in the form of a $6,793 joint and 50% survivor annuity for his tax-qualified benefit and a lump sum of $9,234,892 for his nonqualified benefit.

Do we offer a Supplemental Executive Retirement Plan (SERP)?

Yes. The Internal Revenue Code limits the amount of compensation that can be used in calculations under a tax-qualified defined benefit retirement plan. In 2006, this limit was $220,000. As a result, any retirement benefits that cannot be paid under our tax-qualified defined benefit plan due to these limitations are paid under a SERP, which is not a tax qualified plan. The SERP also provides unreduced retirement at age 60 with 15 years of service for designated executives, including Mr. Jastrow, Mr. Levy, Mr. Maley, and Mr. Simons. Under this plan, the designated executive’s retirement benefits from all retirement plans will be at least equal to 50% of the executive’s final average compensation for the highest five years out of the last ten years of employment. Benefits are reduced for early retirement, which may be taken at age 55 with 20 years of service, by 5% for each year prior to age 60. Benefits may be taken by designated executives in a lump sum amount or a monthly annuity amount. The lump sum is calculated based on the 30-year Treasury rate set in the previous November. This supplemental plan is unfunded and contains a provision for acceleration of payment in the event of a change in control. The SERP is a valuable incentive to attract executives who are leaving career-based retirement plans at other companies. It is also a valuable retention tool for existing executives who must meet service criteria to qualify for the plan. Mr. Levy formerly participated in a defined contribution plan and SERP when he worked for the Financial Services segment. His balance under the defined contribution plan and SERP will offset any amount he receives under the defined benefit plan and SERP.

Do we grant extra years of credited service under our retirement plan?

No. Extra years of credited service are granted only under our change in control agreements with executive officers and our CEO employment agreement but not for any other reason.

Do executives participate in 401(k) plans?

Yes. We offer 401(k) plans to all of our salaried and non-union hourly employees. For each dollar that an employee contributes to his or her 401(k) savings account, we contribute a match of $1 up to 3% of the employee’s compensation. For each $1 that an employee contributes of his or her next 3% of pay, we contribute 50 cents. There is a maximum match of $4,000 each year. The match is vested 34% after 1 year of employment, 67% after 2 years, and fully vested after 3 years of employment.

Do we offer health and welfare benefits?

Yes. We offer the same health and welfare benefits to all salaried employees. These benefits include medical benefits, dental benefits, vision benefits, life insurance, salary continuation for short-term disability, long-term disability insurance, accidental death and dismemberment insurance, dependent care spending account, health care spending account, health savings account, and other similar benefits. Because these benefits are offered to a broad class of employees, the cost is not required by SEC rules to be included in the Summary Compensation Table set out below. The named executive officers generally pay more for their medical benefits than other employees who receive less compensation. Executives and other salaried employees may participate in a post-retirement health plan that provides access to health coverage. We pay a one-time contribution equal to $600 per year of service up to 2004 under a frozen plan for this coverage. Once the employee exhausts this contribution, he or she must pay the full cost for coverage.

Do we offer any severance benefits for executives whose employment terminates?

No, we do not have a plan or policy to provide severance benefits to executives whose employment terminates. Generally speaking, severance is a matter that is individually negotiated with the executive and the amount depends on the circumstances of his or her departure. The CEO is the only executive who has an employment agreement with pre-established severance benefits, other than the change in control agreements discussed below. In return for the post-employment benefits, the CEO agreed not to compete with our company for two years after his departure.

Do we have a policy on “clawback” of compensation?

If an executive leaves under circumstances that call into question whether any compensation amounts paid to him or her were validly earned, we would pursue any legal rights we deemed appropriate under the circumstances.

Do we offer Change In Control Agreements?

Yes. During a potential change in control, we do not want executives leaving to pursue other employment out of concern for the security of their jobs or being unable to concentrate on their work. To enable executives to focus on the best interest of our stockholders, we offer change in control agreements that provide severance benefits to executives whose employment terminates as a result of a change in control. Except for long-term incentive compensation and for the CEO’s agreement, all agreements require a “double trigger” of both a change in control and a termination of employment before any benefits are paid. Vesting of long-term incentive compensation is accelerated when there is a change in control event. The CEO agreement provides for a limited window of time during which the CEO can leave the organization with full benefits following a change in control.

Compensation of Named Executives

SUMMARY COMPENSATION TABLE FOR YEAR 2006

The following table summarizes all compensation earned in 2006 by our Chief Executive Officer, our Chief Financial Officer, and the three most highly compensated executive officers other than our Chief Executive Officer and our Chief Financial Officer who were serving as executive officers at year-end 2006:

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)	($)	($)(2)	($)(3)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Kenneth M. Jastrow, II	2006	$959,143	0	$4,994,136	$1,827,600	$3,200,000	$1,382,491	$10,000	$12,373,370
Chairman and Chief Executive Officer
Randall D. Levy	2006	$422,115	0	$873,020	$443,853	$850,000	$410,695	$9,300	$3,008,983
Chief Financial Officer
Doyle R. Simons	2006	$416,346	0	$987,755	$237,997	$1,200,000	$106,159	$9,900	$2,958,157
Executive Vice President
J. Patrick Maley III	2006	$422,115	0	$1,166,024	$279,102	$1,000,000	$129,231	$6,350	$3,001,822
Executive Vice President, Paper
Jack C. Sweeny	2006	$397,115	0	$815,822	$416,863	$1,470,000	$682,741	$21,186	$3,762,527
Group Vice President, Forest Products

(1)	The fair value of restricted stock, performance stock units, and stock options was determined in accordance with Statement of Financial Accounting Standards No. 123(R). Fair value of the option awards was determined using the Black-Scholes-Merton option pricing model. The table above assumes maximum pay-out of performance stock units. If performance stock units do not meet the threshold criteria for payment, the amounts in column (e) above would be reduced by the following amounts: Mr. Jastrow — $3,349,500; Mr. Levy — $577,500; Mr. Simons — $808,500; Mr. Maley — $808,500; and Mr. Sweeny — $577,500. The following table lists the fair values by grant date.

			Expected
	Estimated Fair	Expected	Stock	Risk-Free	Expected
	Value of	Dividend	Price	Interest	Life of
Grant Date	Options Granted	Yield	Volatility	Rate	Option

2/7/2003	$5.81	2.5%	29.3%	2.9%	8
5/7/2003	$6.60	2.5%	29.3%	3.9%	8
2/6/2004	$8.31	2.9%	28.8%	4.2%	8
2/4/2005	$11.13	2.3%	28.2%	4.1%	8
2/3/2006	$11.53	2.4%	25.1%	4.4%	6

(2)	Represents the change in the actuarial present value of accumulated benefits from September 30, 2005 to September 30, 2006. There were no above-market or preferential earnings on deferred compensation.

(3)	Includes $4,000 401(k) match and match for charitable contributions for each officer. Each officer is eligible for one or more perquisites. Mr. Sweeny’s amount includes incremental cost for personal use of Temple-Inland aircraft, country club dues, 401(k) match, umbrella liability insurance, and match for charitable contributions.

Employment Agreements

Except for Mr. Jastrow, none of our other named executive officers has an employment agreement with the Company.

Pursuant to a study initiated in February 2004 and discussions initiated by the Board of Directors in August 2004, we executed an employment agreement with Mr. Jastrow on February 11, 2005. The agreement has a three-year term, but is automatically extended by one year on the first anniversary of the effective date and each anniversary thereafter unless notice of nonrenewal is given at least one year in advance of such anniversary date.

During the term of the agreement, Mr. Jastrow will receive a base salary, which may not be reduced below its level at the time the agreement was entered into ($925,000) or any increase subsequently granted. He will be eligible for a performance-based annual cash bonus, employee benefits, equity (long-term incentive plan) grants, and other perquisites. Other perquisites consist of use of the Temple-Inland aircraft (subject to imputation of income under IRS regulations) and umbrella insurance, all on terms substantially no less favorable than in effect prior to the effective date of the agreement. There are no parameters on the performance-based annual cash bonus, such as a maximum amount, and it is entirely within the discretion of the Compensation Committee except that it shall be substantially no less favorable than the bonus program in effect prior to the effective date of the agreement.

STOCK-BASED COMPENSATION

Additional information about stock-based compensation awards granted and vested in 2006 and awards outstanding at year-end 2006 follows.

The following table summarizes grants of stock-based compensation awards made during 2006 to the named executive officers.

GRANTS OF PLAN-BASED AWARDS

								All Other	All Other
								Stock	Option
								Awards:	Awards:	Exercise	Grant
		Estimated Future Payouts Under			Estimated Future Payouts Under			Number of	Number of	or Base	Date Fair
		Non-Equity Incentive Plan			Equity			Shares of	Securities	Price of	Value of
		Awards			Incentive Plan Awards(1)			Stock or	Underlying	Option	Stock and
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Option
Name	Date	($)	($)	($)	#	#	#	(#)	(#)(2)	($/Sh)(3)	Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

Jastrow	02/03/2006	0	0	0	106,875	125,000	125,000	0	102,500	$46.20	$6,956,825
Levy	02/03/2006	0	0	0	19,875	23,000	23,000	0	24,600	$46.20	$1,346,238
Simons	02/03/2006	0	0	0	27,825	32,200	32,200	0	32,800	$46.20	$1,865,824
Maley	02/03/2006	0	0	0	27,825	32,200	32,200	0	32,800	$46.20	$1,865,824
Sweeny	02/03/2006	0	0	0	19,875	23,000	23,000	0	24,600	$46.20	$1,346,238

(1)	The dollar value is calculated by multiplying the number of shares awarded by the average of the high and low NYSE sales price of unrestricted stock on the date of grant. The amount shown for each officer includes restricted stock units that are vested if minimum ROI criteria are met (1% ROI over fiscal years 2006, 2007, and 2008): Mr. Jastrow — 52,500; Mr. Levy — 10,500; Mr. Simons — 14,700; Mr. Maley — 14,700; and Mr. Sweeny — 10,500. It also includes performance-based restricted stock units (Performance Stock Units): Mr. Jastrow — 72,500; Mr. Levy — 12,500; Mr. Simons — 17,500; Mr. Maley — 17,500; and Mr. Sweeny — 12,500. Performance stock units will vest 0%, 75%, or 100% depending upon the Company’s achievement of certain ROI performance criteria during the 3-year vesting period (fiscal years 2006, 2007 and 2008, the Award Period) as compared with its peer group. No payment shall be made unless the Company’s average ROI ranking as compared to the peer group over the Award Period is in the first or second quartile of ROI rankings. If the Company’s average ROI over the Award Period places it within the first quartile, up to 100% of the Performance Stock Units may be paid. If the Company’s average ROI over the Award Period places it within the second quartile, up to 75% of the Performance Stock Units may be paid. The Compensation Committee retains discretion to reduce the size of the award, but not to increase it. All payments will be made in the form of one share of common stock for each stock unit. The restricted stock units were granted on February 3, 2006 with a potential vesting date of

February 3, 2009. Cash compensation will be paid equal to the amount of regular quarterly dividends these shares would otherwise earn.

(2)	Options to purchase our common stock. Exercise prices have never been repriced. Withholding taxes may be paid with exercised shares. No general or freestanding stock appreciation rights (SARs) were granted. All grants to the named executive officers under the Stock Incentive Plan include a provision for acceleration of vesting in certain change of control situations. All options awarded to the executives become exercisable in 25% increments on 02/03/2007, 02/03/2008, 02/03/2009, and 02/03/2010 and have a ten year term expiring 02/03/2016.

(3)	Valued by averaging the high and the low sales prices of our stock on the NYSE on the Board meeting date when the grants were approved. The closing price on such date was $45.79.

OUTSTANDING EQUITY AWARDS AT YEAR-END 2006

The following table summarizes stock-based compensation awards outstanding at year-end 2006 for the named executive officers:

					Stock Awards
								Equity
							Equity	Incentive
							Incentive	Plans:
							Plans:	Market or
							Number of	Payout
						Market	Unearned	Value of
						Value of	Shares,	Unearned
	Option Awards				Number of	Shares or	Units or	Shares,
	Number of	Number of			Shares or	Units of	Other	Units or
	Securities	Securities			Units of	Stock	Rights	Other
	Underlying	Underlying			Stock That	that	that	Rights
	Unexercised	Unexercised	Option	Option	Have not	have not	have not	that Have
	Options (#)	Options (#)	Exercise	Expiration	Vested	Vested	Vested	Not Vested	Grant	Vesting
Name	Exercisable	Unexercisable	Price ($)	Date	(#)(1)	($)(1)	(#)(1)	($)(1)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Jastrow	28,000	0	$27.75	02/06/2008					02/06/1998	Vested
	74,688	0	$32.47	05/01/2008					05/01/1998	Vested
	96,000	0	$37.64	05/07/2009					05/07/1999	Vested
	200,000	0	$27.64	02/04/2010					02/04/2000	Vested
	200,000	0	$25.65	02/02/2011					02/02/2001	Vested
					21,000	$966,630			02/02/2001	02/02/2007
	100,000	0	$27.66	02/01/2012					02/01/2002	Vested
					21,000	$966,630			02/01/2002	02/01/2008
	82,500		$21.51	02/07/2013					02/07/2003	Vested
		27,500	$21.51	02/07/2013					02/07/2003	02/07/2007
					32,000	$1,472,960			02/07/2003	02/07/2009
	50,000		$30.02	02/06/2014					02/06/2004	Vested
		25,000	$30.02	02/06/2014					02/06/2004	02/06/2007
		25,000	$30.02	02/06/2014					02/06/2004	02/06/2008
					50,000	$2,301,500			02/06/2004	02/06/2007
							70,000	$3,222,100	02/06/2004	02/06/2007
	25,000		$37.07	02/04/2015					02/04/2005	Vested
		25,000	$37.07	02/04/2015					02/04/2005	02/04/2007
		25,000	$37.07	02/04/2015					02/04/2005	02/04/2008
		25,000	$37.07	02/04/2015					02/04/2005	02/04/2009
					50,000	$2,301,500			02/04/2005	02/04/2008
							70,000	$3,222,100	02/04/2005	02/04/2008
	0	25,625	$46.20	02/03/2016					02/03/2006	02/03/2007
		25,625	$46.20	02/03/2016					02/03/2006	02/03/2008
		25,625	$46.20	02/03/2016					02/03/2006	02/03/2009
		25,625	$46.20	02/03/2016					02/03/2006	02/03/2010
							52,500	$2,416,575	02/03/2006	02/03/2009
							72,500	$3,337,175	02/03/2006	02/03/2009

Total	856,188	255,000			174,000	$8,009,220	265,000	$12,197,950

					Stock Awards
								Equity
							Equity	Incentive
							Incentive	Plans:
							Plans:	Market or
							Number of	Payout
						Market	Unearned	Value of
						Value of	Shares,	Unearned
	Option Awards				Number of	Shares or	Units or	Shares,
	Number of	Number of			Shares or	Units of	Other	Units or
	Securities	Securities			Units of	Stock	Rights	Other
	Underlying	Underlying			Stock That	that	that	Rights
	Unexercised	Unexercised	Option	Option	Have not	have not	have not	that Have
	Options (#)	Options (#)	Exercise	Expiration	Vested	Vested	Vested	Not Vested	Grant	Vesting
Name	Exercisable	Unexercisable	Price ($)	Date	(#)(1)	($)(1)	(#)(1)	($)(1)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Levy	10,000	0	$29.63	02/05/2009					02/05/1999	Vested
	36,000	0	$27.64	02/04/2010					02/04/2000	Vested
	30,000	0	$25.65	02/02/2011					02/02/2001	Vested
					3,000	$138,090			02/02/2001	02/02/2007
	40,000	0	$27.66	02/01/2012					02/01/2002	Vested
					3,000	$138,090			02/01/2002	02/01/2008
	22,500		$21.51	02/07/2013					02/07/2003	Vested
		7,500	$21.51						02/07/2003	02/07/2007
					10,000	$460,300			02/07/2003	02/07/2009
	12,000		$30.02	02/06/2014					02/06/2004	Vested
		6,000	$30.02	02/06/2014					02/06/2004	02/06/2007
		6,000	$30.02	02/06/2014					02/06/2004	02/06/2008
					10,000	$460,300			02/06/2004	02/06/2007
							10,000	$460,300	02/06/2004	02/06/2007
	6,000		$37.07	02/04/2015					02/04/2005	Vested
		6,000	$37.07	02/04/2015					02/04/2005	02/04/2007
		6,000	$37.07	02/04/2015					02/04/2005	02/04/2008
		6,000	$37.07	02/04/2015					02/04/2005	02/04/2009
					10,000	$460,300			02/04/2005	02/04/2008
							10,000	$460,300	02/04/2005	02/04/2008
	0	6,150	$46.20	02/03/2016					02/03/2006	02/03/2007
		6,150	$46.20	02/03/2016					02/03/2006	02/03/2008
		6,150	$46.20	02/03/2016					02/03/2006	02/03/2009
		6,150	$46.20	02/03/2016					02/03/2006	02/03/2010
							10,500	$483,315	02/03/2006	02/03/2009
							12,500	$575,375	02/03/2006	02/03/2009

Total	156,500	62,100			36,000	$1,657,080	43,000	$1,979,290

					Stock Awards
								Equity
							Equity	Incentive
							Incentive	Plans:
							Plans:	Market or
							Number of	Payout
						Market	Unearned	Value of
						Value of	Shares,	Unearned
	Option Awards				Number of	Shares or	Units or	Shares,
	Number of	Number of			Shares or	Units of	Other	Units or
	Securities	Securities			Units of	Stock	Rights	Other
	Underlying	Underlying			Stock That	that	that	Rights
	Unexercised	Unexercised	Option	Option	Have not	have not	have not	that Have
	Options (#)	Options (#)	Exercise	Expiration	Vested	Vested	Vested	Not Vested	Grant	Vesting
Name	Exercisable	Unexercisable	Price ($)	Date	(#)(1)	($)(1)	(#)(1)	($)(1)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Simons	6,000		$27.75	02/06/2008					02/06/1998	Vested
	6,000		$29.63	02/05/2009					02/05/1999	Vested
	10,000		$27.64	02/04/2010					02/04/2000	Vested
	20,000		$25.65	02/02/2011					02/02/2001	Vested
					1,000	$46,030			02/02/2001	02/02/2007
	20,000		$27.66	02/01/2012					02/01/2002	Vested
					1,000	$46,030			02/01/2002	02/01/2008
	15,000		$21.51	02/07/2013					02/07/2003	Vested
		5,000	$21.51	02/07/2013					02/07/2003	02/07/2007
					4,000	$184,120			02/07/2003	02/07/2009
	8,000		$30.02	02/06/2014					02/06/2004	Vested
		4,000	$30.02	02/06/2014					02/06/2004	02/06/2007
		4,000	$30.02	02/06/2014					02/06/2004	02/06/2008
					6,000	$276,180			02/06/2004	02/06/2007
							6,000	$276,180	02/06/2004	02/06/2007
	8,000		$37.07	02/04/2015					02/04/2005	Vested
		8,000	$37.07	02/04/2015					02/04/2005	02/04/2007
		8,000	$37.07	02/04/2015					02/04/2005	02/04/2008
		8,000	$37.07	02/04/2015					02/04/2005	02/04/2009
					14,000	$644,420			02/04/2005	02/04/2008
							14,000	$644,420	02/04/2005	02/04/2008
		8,200	$46.20	02/03/2016					02/03/2006	02/03/2007
		8,200	$46.20	02/03/2016					02/03/2006	02/03/2008
		8,200	$46.20	02/03/2016					02/03/2006	02/03/2009
		8,200	$46.20	02/03/2016					02/03/2006	02/03/2010
							14,700	$676,641	02/03/2006	02/03/2009
							17,500	$805,525	02/03/2006	02/03/2009

Total	93,000	69,800			26,000	$1,196,780	52,200	$2,402,766

					Stock Awards
								Equity
							Equity	Incentive
							Incentive	Plans:
							Plans:	Market or
							Number of	Payout
						Market	Unearned	Value of
						Value of	Shares,	Unearned
	Option Awards				Number of	Shares or	Units or	Shares,
	Number of	Number of			Shares or	Units of	Other	Units or
	Securities	Securities			Units of	Stock	Rights	Other
	Underlying	Underlying			Stock That	that	that	Rights
	Unexercised	Unexercised	Option	Option	Have not	have not	have not	that Have
	Options (#)	Options (#)	Exercise	Expiration	Vested	Vested	Vested	Not Vested	Grant	Vesting
Name	Exercisable	Unexercisable	Price ($)	Date	(#)(1)	($)(1)	(#)(1)	($)(1)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Maley	20,000		$22.60	05/07/2013					05/07/2003	Vested
		10,000	$22.60	05/07/2013					05/07/2003	05/07/2007
					10,000	$460,300			05/07/2003	05/07/2009
	9,000		$30.02	02/06/2014					02/06/2004	Vested
		4,500	$30.02	02/06/2014					02/06/2004	02/06/2007
		4,500	$30.02	02/06/2014					02/06/2004	02/06/2008
					8,000	$368,240			02/06/2004	02/06/2007
							8,000	$368,240	02/06/2004	02/06/2007
	8,000		$37.07	02/04/2015					02/04/2005	Vested
		8,000	$37.07	02/04/2015					02/04/2005	02/04/2007
		8,000	$37.07	02/04/2015					02/04/2005	02/04/2008
		8,000	$37.07	02/04/2015					02/04/2005	02/04/2009
					14,000	$644,420			02/04/2005	02/04/2008
							14,000	$644,420	02/04/2005	02/04/2008
		8,200	$46.20	02/03/2016					02/03/2006	02/03/2007
		8,200	$46.20	02/03/2016					02/03/2006	02/03/2008
		8,200	$46.20	02/03/2016					02/03/2006	02/03/2009
		8,200	$46.20	02/03/2016					02/03/2006	02/03/2010
							14,700	$676,641	02/03/2006	02/03/2009
							17,500	$805,525	02/03/2006	02/03/2009

Total	37,000	75,800			32,000	$1,472,960	54,200	$2,494,826

					Stock Awards
								Equity
							Equity	Incentive
							Incentive	Plans:
							Plans:	Market or
							Number of	Payout
						Market	Unearned	Value of
						Value of	Shares,	Unearned
	Option Awards				Number of	Shares or	Units or	Shares,
	Number of	Number of			Shares or	Units of	Other	Units or
	Securities	Securities			Units of	Stock	Rights	Other
	Underlying	Underlying			Stock That	that	that	Rights
	Unexercised	Unexercised	Option	Option	Have not	have not	have not	that Have
	Options (#)	Options (#)	Exercise	Expiration	Vested	Vested	Vested	Not Vested	Grant	Vesting
Name	Exercisable	Unexercisable	Price ($)	Date	(#)(1)	($)(1)	(#)(1)	($)(1)	Date	Date
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Sweeny	30,000	0	$25.65	02/02/2011					02/02/2001	Vested
					2,000	$92,060			02/02/2001	02/02/2007
	40,000	0	$27.66	02/01/2012					02/01/2002	Vested
					3,000	$138,090			02/01/2002	02/01/2008
	15,000		$21.51	02/07/2013					02/07/2003	Vested
		5,000	$21.51	02/07/2013					02/07/2003	02/07/2007
					7,000	$322,210			02/07/2003	02/07/2009
	9,000		$30.02	02/06/2014					02/06/2004	Vested
		4,500	$30.02	02/06/2014					02/06/2004	02/06/2007
		4,500	$30.02	02/06/2014					02/06/2004	02/06/2008
					8,000	$368,240			02/06/2004	02/06/2007
							8,000	$368,240	02/06/2004	02/06/2007
	6,000		$37.07	02/04/2015					02/04/2005	Vested
		6,000	$37.07	02/04/2015					02/04/2005	02/04/2007
		6,000	$37.07	02/04/2015					02/04/2005	02/04/2008
		6,000	$37.07	02/04/2015					02/04/2005	02/04/2009
					10,000	$460,300			02/04/2005	02/04/2008
							10,000	$460,300	02/04/2005	02/04/2008
		6,150	$46.20	02/03/2016					02/03/2006	02/03/2007
		6,150	$46.20	02/03/2016					02/03/2006	02/03/2008
		6,150	$46.20	02/03/2016					02/03/2006	02/03/2009
		6,150	$46.20	02/03/2016					02/03/2006	02/03/2010
							10,500	$483,315	02/03/2006	02/03/2009
							12,500	$575,375	02/03/2006	02/03/2009

Total	100,000	56,600			30,000	$1,380,900	41,000	$1,887,230

(1)	Value based on the closing market price of our common stock on December 29, 2006 of $46.03. Restricted stock shares awarded prior to 2006 vest three years after the date of grant. Restricted stock units awarded in 2006 vest three years after the date of grant if minimum ROI criteria are met. Performance stock units vest three years after the date of grant and are subject to satisfaction of performance criteria. Market value shown assumes all performance criteria are met and the maximum value is paid. Mr. Jastrow has deferred all of his restricted stock units and performance stock units. He will not receive any shares or cash until he retires. The stock price at the time he is paid will determine the value he receives.

OPTION EXERCISES AND STOCK VESTED YEAR 2006

The following table summarizes stock-based compensation awards exercised or vested during 2006 by the named executive officers. No restricted shares or performance shares vested in 2006. The shares shown in columns (d) and (e) below are dividends earned on phantom stock.

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on	Exercise	Acquired on Vesting	Vesting
Name	Exercise (#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)

Jastrow	24,960	$483,974	4,867	$207,699
Levy	0	0	502	$21,406
Simons	9,170	$183,465	300	$12,844
Maley	0	0	401	$17,125
Sweeny	33,000	$452,290	402	$17,125

Equity Compensation Plan Information

The following table sets forth information as of the end of 2006, with respect to compensation plans under which our common stock may be issued:

Number of
Securities
	Number of		Remaining Available
	Securities to be		for Future Issuance
	Issued Upon	Weighted-Average	Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding	Outstanding	(Excluding Securities
	Options, Warrants	Options, Warrants	Reflected in
Plan Category	and Rights *	and Rights	Column(a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	7,092,676	$31.94	1,884,277
Equity compensation plans not approved by security holders	None	None	None
Total	7,092,676	$31.94	1,884,277

*	Amount includes 1,081,004 phantom shares payable in stock.

Pension Benefits

The following table summarizes the actuarial present value of the accumulated benefits under our pension plans at year-end 2006 for the named executive officers:

PENSION BENEFITS YEAR 2006 (1)

			Present Value of
		Number of Years	Accumulated	Payments During
		Credited Service	Benefit	Last Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)

Jastrow	Temple-Inland Retirement Plan	28	$590,460	0
	Temple-Inland Supplemental Executive Retirement Plan	28	$7,780,490	0
Levy	Temple-Inland Retirement Plan	17.5	$169,406	0
	Temple-Inland Supplemental Executive Retirement Plan	17.5	$3,131,401	0
Simons	Temple-Inland Retirement Plan	15	$111,957	0
	Temple-Inland Supplemental Executive Retirement Plan	15	$373,470	0
Maley	Temple-Inland Retirement Plan	3.5	$31,070	0
	Temple-Inland Supplemental Executive Retirement Plan	3.5	$321,378	0
Sweeny	Temple-Inland Retirement Plan	36	$776,706	0
	Temple-Inland Supplemental Executive Retirement Plan	36	$2,347,042	0

(1)	Retirement benefits under the tax qualified defined benefit plan and the nonqualified supplemental executive retirement plan (SERP) are calculated using final average compensation based on the highest five (5) of the employee’s last ten (10) years of service. Final average compensation normally includes salaries and bonuses, but the Board can designate a payment as ineligible under the plan. Final average compensation excludes other forms of compensation such as dividends, severance pay, relocation, long-term disability, stock options, restricted stock units, and performance stock units. The formula for normal retirement is .95% of final average compensation plus .65% of final average compensation in excess of Social Security covered compensation multiplied by years of service up to 35 years and .8% of final average compensation multiplied by years of service over 35 years. For example, assume an employee has a final average pay of $1 million and has worked for 40 years. His pension is determined as follows: [((.0095 x $1,000,000) + (.0065 x ($1,000,000 — $48,816))) x 35] + (.008 x $1,000,000 x 5) = $588,894 (annual life only benefit). Five years of service or attainment of age 65 is required to vest in the retirement benefit. Normal retirement age is 65, but benefits are generally not reduced for retirement at age 62 if the executive has 20 years of vesting service. Lump sum distributions for benefits with a present value greater than $10,000 are not permitted under the qualified plan. Benefits are paid in the form of a monthly annuity for the life of the executive and his or her spouse or other contingent annuitant depending on the option the executive selects. The amount of the monthly benefit is affected by the age or life expectancy of the employee and spouse and how much will be paid to the survivor if the employee dies based on the payment election selected by the employee. However, the total value of the benefit does not vary. For example, assume Employee A and Employee B each have accrued benefits with a total value of $100,000. Employee A is age 65 and Employee B is 55. Employee A will receive a larger monthly benefit than Employee B because Employee B is younger and has a longer life expectancy, so his or her payments are spread over a longer time. The nonqualified plan or SERP allows lump sum distributions for designated executives. The SERP pays any retirement benefits that cannot be paid under the qualified plan due to IRS limits and also provides a benefit formula for designated executives described under Do We Offer a Supplemental Executive

Retirement Plan (SERP)? Mr. Jastrow, Mr. Levy, and Mr. Sweeny are eligible for early retirement. See Can Executives Retire Early?

Mr. Levy formerly participated in a defined contribution plan when he worked for the Financial Services segment. His balance under the defined contribution plan will offset any amount he receives under the defined benefit plan and SERP.

Deferred Compensation

NONQUALIFIED DEFERRED COMPENSATION YEAR 2006

The following table summarizes deferred compensation for the year 2006 for the named executive officers:

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings	Withdrawals/	Balance
Name	Last FY ($)	Last FY ($)	in Last FY ($)(1)	Distributions ($)	at Last FYE ($)(2)
(a)	(b)	(c)	(d)	(e)	(f)

Jastrow	0	0	$90,696	0	$4,174,737
Levy	0	0	$3,904	0	$175,461
Simons	0	0	$1,028	0	$47,318
Maley	0	0	$1,371	0	$63,107
Sweeny	0	0	$1,370	0	$63,061

(1)	All earnings for Mr. Jastrow, Mr. Simons, Mr. Maley, and Mr. Sweeny and $1,713 of Mr. Levy’s earnings were dividend equivalent units credited under the phantom stock plan equal to the amount of dividends that would be earned on these units if they were common stock. This is the same dividend rate paid to our stockholders of $.25 per share per quarter in 2006 and is not preferential. Earnings on Mr. Levy’s frozen defined contribution retirement plan account of $2,191 for 2006 were based on the rate earned under Vanguard’s Intermediate-Term Treasury Fund, the same fund used in the underlying tax-qualified defined contribution plan. Mr. Levy does not participate in setting this rate which was selected by us when we set up the plan. In 2006, the earnings rate for this fund was 3.14%. The defined contribution retirement account is distributed in cash at age 65 or earlier if the executive retires and requests it.

(2)	In the aggregate balance column, $1,918,917 of Mr. Jastrow’s balance was previously reported as compensation in the Summary Compensation Table for previous years. None of the amounts in the other columns was previously reported.

Payments on Change In Control or Termination

ESTIMATED CHANGE IN CONTROL OR TERMINATION BENEFITS AT YEAR-END 2006

The following table summarizes the estimated value of payments to each of the named executive officers assuming different termination events occurred at year-end 2006.

			Value of		Value of
		Current	Stock	Value of	Performance			Outplacement
		Year	Options	Restricted	Stock			&Office/	Excise
		Bonus	That	Stock That	That	Retirement	Welfare	Support	Tax &	Aggregate
	Severance	Payment	Vest	Vests	Vests(3)	Benefits	Benefits	Staff	Gross-Up	Payments

Kenneth M. Jastrow II
Change In Control(4)	$8,696,151	$3,200,000	$2,146,800	$5,937,870	$6,559,275	$12,357,111	$208,567	$1,229,251	$10,664,019	$50,999,044
Retirement(5)	$—	$3,200,000	$2,146,800	$3,521,295	$3,222,100	$8,370,950	$205,040	$800,000	$—	$21,466,185
Death	$962,000	$3,200,000	$2,146,800	$5,937,870	$6,559,275	$4,387,121	$205,040	$—	$—	$24,198,106
Disability	$962,000	$3,200,000	$2,146,800	$5,937,870	$6,559,275	$8,370,950	$205,040	$800,000	$—	$28,181,935
Termination(1)	$962,000	$3,200,000	$2,146,800	$5,937,870	$6,559,275	$12,357,111	$208,567	$1,229,251	$—	$32,600,874
Termination(2)	$—	$3,200,000	$—	$—	$—	$8,370,950	$—	$—	$—	$11,570,950

			Value of		Value of
		Current	Stock	Value of	Performance			Outplacement
		Year	Options	Restricted	Stock			&Office/	Excise
		Bonus	That	Stock That	That	Retirement	Welfare	Support	Tax &	Aggregate
	Severance	Payment	Vest	Vests	Vests(3)	Benefits	Benefits	Staff	Gross-Up	Payments

Randall D. Levy
Change In Control(4)	$3,537,150	$850,000	$537,300	$1,242,810	$1,035,675	$4,500,290	$57,814	$176,250	$2,978,258	$14,915,547
Retirement(6)	$—	$850,000	$537,300	$759,495	$460,300	$3,300,807	$—	$—	$—	$5,907,902
Death	$—	$850,000	$537,300	$1,242,810	$1,035,675	$599,908	$—	$—	$—	$4,265,693
Disability	$—	$850,000	$537,300	$1,242,810	$1,035,675	$3,300,807	$—	$—	$—	$6,966,592
Voluntary Termination	$—	$—	$—	$—	$—	$3,300,807	$—	$—	$—	$3,300,807
Involuntary Termination	$—	$—	$—	$—	$—	$3,300,807	$—	$—	$—	$3,300,807
Doyle R. Simons
Change In Control(4)	$3,830,631	$1,200,000	$465,720	$1,873,421	$1,726,125	$1,018,264	$51,779	$189,641	$3,371,233	$13,726,814
Retirement(6)	$—	$1,200,000	$465,720	$—	$—	$485,427	$—	$—	$—	$2,151,147
Death	$—	$1,200,000	$465,720	$1,873,421	$1,726,125	$229,868	$—	$—	$—	$5,495,134
Disability	$—	$1,200,000	$465,720	$1,873,421	$1,726,125	$485,427	$—	$—	$—	$5,750,693
Voluntary Termination	$—	$—	$—	$—	$—	$485,427	$—	$—	$—	$485,427
Involuntary Termination	$—	$—	$—	$—	$—	$485,427	$—	$—	$—	$485,427
John Patrick Maley III
Change In Control(4)	$4,313,553	$1,000,000	$593,430	$2,149,601	$1,818,185	$918,003	$51,779	$213,750	$3,678,817	$14,737,118
Retirement(6)	$—	$1,000,000	$593,430	$—	$—	$—	$—	$—	$—	$1,593,430
Death	$—	$1,000,000	$593,430	$2,149,601	$1,818,185	$79,355	$—	$—	$—	$5,640,571
Disability	$—	$1,000,000	$593,430	$2,149,601	$1,818,185	$352,448	$—	$—	$—	$5,913,664
Voluntary Termination	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Involuntary Termination	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Jack C. Sweeny
Change In Control(4)	$2,260,944	$1,470,000	$427,970	$1,135,407	$1,004,989	$5,923,068	$39,150	$110,175	$2,910,701	$15,282,404
Retirement(6)	$—	$1,470,000	$427,970	$652,092	$429,614	$3,123,748	$—	$—	$—	$6,103,424
Death	$—	$1,470,000	$427,970	$1,135,407	$1,004,989	$2,352,592	$—	$—	$—	$6,390,958
Disability	$—	$1,470,000	$427,970	$1,135,407	$1,004,989	$3,123,748	$—	$—	$—	$7,162,114
Voluntary Termination	$—	$—	$—	$—	$—	$3,123,748	$—	$—	$—	$3,123,748
Involuntary Termination	$—	$—	$—	$—	$—	$3,123,748	$—	$—	$—	$3,123,748

(1)	Termination without a change in control by Temple-Inland not for cause or by executive for good reason

(2)	Termination without a change in control by Temple-Inland for cause or by executive without good reason

(3)	Except in the case of change in control, assumes performance criteria are ultimately met.

(4)	Assumes a target bonus based on 12.5% ROI. Assumes for illustration only that the IRS considers the whole payment to be a “parachute payment” subject to a 20% excise tax. Any compensation not deemed to be a “parachute payment” will reduce the amount of excise tax and gross-up payable.

(5)	Payable in a lump sum.

(6)	Payable in a series of monthly installments. See early retirement section for monthly amounts.

Payments on Change In Control

In the event of a potential change in control of Temple-Inland, it is vitally important that executives be able to continue working in the best interest of our stockholders. For that reason, we enter into change in control agreements with key executives. We also have change in control provisions in our stockholder-approved Stock Incentive Plan.

Each of the five (5) executive officers named above entered into a change in control agreement that provides for three (3) years’ pay and benefits in the event his employment is terminated following defined change in control events. These events include:

•	any person or entity acquiring or becoming beneficial owner as defined in SEC regulations of 25% or more of the combined voting power of our securities;

•	the pre-event directors ceasing to constitute a majority of our directors within any 24-month period;

•	consummation of a merger, consolidation, or recapitalization (unless the directors continue to represent a majority of the directors on the board, at least 60% of the pre-event ownership survives, and, in the event of a recapitalization, no person owns 25% or more of the voting power of the securities);

•	the stockholders approve liquidation or dissolution;

•	consummation of an agreement to sell, lease, or dispose of (a) substantially all the assets of Temple-Inland, (b) its corrugated packaging operations, (c) its forest products operations (not included in Mr. Maley’s agreement) or (d) Guaranty Bank (not included in Mr. Maley’s or Mr. Sweeny’s agreement); or

•	any other event that the Board determines to be a change in control.

Our Stock Incentive Plan uses similar change in control events including:

•	acquisition of 20% voting power through a tender or exchange offer;

•	Board or stockholders approve consolidation or merger;

•	Board or stockholders approve liquidation or dissolution; or

•	Board or stockholders approve sale, lease, exchange or transfer of substantially all assets.

Under the change in control agreements, payments are triggered by two events, a change in control plus a termination of employment (with one exception noted below with respect to Mr. Jastrow). Termination of employment includes both involuntary termination and voluntary termination by the executive for good reason. Good reason includes assignment of duties substantially inconsistent with the executive’s status as a senior executive officer, substantial reduction in base salary, relocation of place of employment more than 50 miles, failure to pay compensation, or failure to provide benefits or a reduction in benefits. The change in control agreements contain a double trigger requirement of a change in control event plus a termination of employment because they provide for severance payments. The Stock Incentive Plan provides for accelerated vesting of stock awards the executive has already received, not for additional payments. The Stock Incentive Plan requires a single trigger, the change in control event. In other words, if there is a change in control event, the accelerated vesting of stock-based compensation will occur whether or not the executive’s employment is terminated. This further protects the executive because it provides him or her with an opportunity to vote the vested restricted shares and exercise and vote the option shares as a stockholder.

Under the change in control agreements and Stock Incentive Plan, the executives will receive:

•	their current year bonus pro rated if the termination is before the end of the first 6 months in the year; full bonus if during the second half of the year

•	lump sum severance equal to 3 times their current salary and 3x target bonus, or if higher, the salary or target bonus in any of the last 3 years,

•	health and welfare benefits provided through third party insurance for 3 years at no greater cost than currently paid

•	acceleration of vesting of all options

•	acceleration of vesting of all restricted shares and restricted stock units

•	acceleration of vesting of all performance stock units (maximum amount)

•	credit for 3 additional years’ service in the pension plan at the highest pay over the last 3 years

•	lump sum payment of all nonqualified pension and deferred compensation

•	lump sum payment equal to 3 years’ match on 401(k) plan

•	any retiree medical benefits to which the executive is entitled

•	reimbursement for outplacement services not to exceed 15% of base salary and target bonus

•	3 years’ continuation of perquisites

The change in control agreements also contain gross-up provisions in the event the officer is required to pay excise tax on these amounts. The gross up will only be paid if the change in control payments exceed 110% of the amount that would not be subject to excise tax otherwise, payments are reduced to the maximum amount that will not trigger the excise tax. The amount of severance and benefits was determined based on competitive market practices for executives at this level. Executives at this level generally require a longer timeframe to find comparable jobs because there are fewer jobs at this level in the market. The executives often have a large percentage of their personal wealth dependent on the status of our company, given the requirement to hold a multiple of their salary in stock and the fact that a large part of their compensation is stock-based.

In exchange for the promise of this compensation and benefits, the executive agrees to continue working during any potential change in control event until the earliest of 6 months from the potential change in control event, until the date of the change in control event, or until the executive is terminated or terminates employment for good reason.

If a change in control occurs, the Board would consider appropriate factors in setting the target bonus.

Mr. Jastrow’s change in control agreement was amended on February 11, 2005 to conform to the terms of his employment agreement. Under his agreement, if Mr. Jastrow gives us notice during the thirty (30) day period beginning six (6) months after a change in control that he no longer wishes to be employed, he will receive the same severance payments and benefits as if we had terminated his employment without cause.

If there is a change in control event payment of Mr. Jastrow’s deferred compensation of $1,918,917 would be accelerated.

Payments on Termination (other than upon Change in Control)

Except for Mr. Jastrow, none of the other named executive officers has an employment contract or an agreement providing for severance payments in the event of termination of employment other than in a change in control event. Under the Stock Incentive Plan, an employee whose employment terminates has 3 months to exercise any options that are exercisable. All other options and all restricted stock units and performance stock units are forfeited. The employee retains any dividends earned prior to termination.

Following the termination of his employment for any reason other than for cause, Mr. Jastrow and his spouse will continue to receive medical and dental benefits. Mr. Jastrow will also continue to have an office and secretarial support until the earlier of attainment of age 70 or his death, (with an annual expected value of $80,000). The expected annual value of the medical and dental benefit is $18,296. If Mr. Jastrow’s employment is terminated without cause or by Mr. Jastrow for good reason (including failure to be reelected to the board, required relocation, or failure to pay compensation and benefits), he will be entitled to three years’ salary and bonus in a lump sum, and benefits coverage for three years. If Mr. Jastrow’s employment is terminated by reason of his death or disability, he or his estate will receive a benefit equal to his salary and target bonus for the portion of the year in which his death or disability occurred. If Mr. Jastrow’s employment is terminated following a change in control, the change in control agreement will apply instead of the employment agreement, generally except with respect to medical and dental benefits. In return for the benefits described above, Mr. Jastrow agreed not to compete with us for two years following termination of employment, unless termination was other than for cause.

Termination by Death, Disability or Retirement

Except for Mr. Jastrow’s agreement described above, on termination of employment by death or disability, executives receive no payment other than through life insurance or disability insurance purchased by the executive and available to salaried employees generally. Under the Stock Incentive Plan, all options immediately vest upon death or total disability and can be exercised for 12 months (death) or 36 months (disability). Restricted stock units and performance stock units vest immediately, but performance stock units are only paid if performance criteria are met.

At year-end 2006, Mr. Jastrow, Mr. Levy, and Mr. Sweeny were eligible for early retirement. In addition to the pension benefits described elsewhere in this proxy, if they retired early they would each receive a pro-rated vesting of their restricted stock units as follows: Mr. Jastrow: 97,500 restricted stock units; Mr. Levy: 19,500 restricted stock units; and Mr. Sweeny: 15,833 restricted stock units. A pro-rated portion of their performance stock units would vest, but only if the performance criteria are met: Mr. Jastrow: 70,000 performance stock units; Mr. Levy: 10,000 performance stock units; and Mr. Sweeny: 8,667 performance stock units.

At year-end 2006, none of the named executive officers was eligible for normal retirement. At such time as they meet the age and service requirements for an unreduced benefit under the Temple-Inland Supplemental Executive Retirement Plan, the designated executives’ restricted stock units and performance stock units would vest 100% upon retirement, but performance stock units are still subject to meeting the performance criteria.

COMPENSATION MATTERS

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on this review and discussion, recommended that it be included in our Annual Report on Form 10-K for the year 2006 and in this proxy statement.

James A. Johnson, Chairman
Cassandra C. Carr
E. Linn Draper, Jr.
James T. Hackett
Jeffrey M. Heller

PROPOSAL TO AMEND BY-LAWS TO APPROVE MAJORITY VOTING
FOR DIRECTOR ELECTIONS

In its continuing review of corporate governance matters, our Board of Directors has amended Article III, Sections 2 and 12 of our By-laws to change the voting standard in uncontested elections of directors from a plurality to a majority of votes cast in the election. A majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. The vote standard will continue to be a plurality of votes cast in elections in which (i) the Secretary receives a notice that a stockholder has nominated a person for election to the Board in compliance with the advance notice requirements for stockholder nominees for director set forth in the By-laws and (ii) such nomination has not been withdrawn by such stockholder on or prior to the seventh day preceding the date we first mail our notice of meeting to the stockholders. The text of the amendments is set forth in Appendix A.

In addition, the Board has adopted a Corporate Governance Policy on Majority Voting. This Policy sets forth the procedures that will apply in the event that a director does not receive the required vote for election. In summary, prior to each annual meeting of stockholders, director nominees will submit an irrevocable resignation contingent on that nominee failing to receive the required vote for election and the Board accepting the resignation. If such a nominee fails to receive the required vote for election, the Nominating and Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation. The Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The unsuccessful incumbent will not participate in the Committee or Board’s decision. If the failure of a nominee to be elected at the annual meeting results in a vacancy on the Board, that vacancy can be filled by action of the Board. The Policy also provides that the Board shall nominate for election or re-election as directors only candidates who agree to tender irrevocable resignations that will be effective upon (i) the failure to receive the required vote at the next annual meeting at which they are nominated for re-election and (ii) Board acceptance of such resignation. In addition, under the Policy the Board shall fill director vacancies and new directorships only with candidates who agree to tender the same form of resignation tendered by other directors. The text of the Policy is set forth in Appendix A.

The Board is authorized to amend our By-laws without a vote by the stockholders. Regardless, the Board has determined that it is desirable to request ratification by our stockholders of this amendment to the By-laws. The amendment includes a provision that the By-law voting standard in director elections can only be further amended with the approval of the stockholders. If our stockholders do not ratify the amendment, the Board does not intend to take any action to repeal or alter the amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE AMENDMENT TO THE BYLAWS TO PROVIDE FOR MAJORITY VOTING IN UNCONTESTED ELECTIONS OF DIRECTORS.

PROPOSAL TO APPROVE AMENDMENT TO CERTIFICATE OF INCORPORATION TO PROVIDE THAT DIRECTORS APPOINTED TO FILL VACANCIES OR NEWLY CREATED DIRECTORSHIPS WILL BE SUBJECT TO ELECTION AT THE NEXT ANNUAL MEETING

Our Board of Directors is divided into three classes. The classified board structure provides for continuity of direction and preservation of skill. Our Certificate of Incorporation (Article VI, Section 3) and our By-laws (Article III, Section 14) currently provide that directors appointed to fill vacancies or newly created directorships will hold office for the full term of the class of directors in which the vacancy occurred or in which the new directorship was created and until such director’s successor is elected and qualified. The Board of Directors, in its continuing review of corporate governance matters, and after careful consideration and upon recommendation by the Nominating and Governance Committee, has concluded that while it is advisable and in the best interests of the Company and its stockholders to maintain a classified board structure, directors appointed to fill vacancies or newly created directorships should be elected at the next annual meeting of stockholders following their appointment.

The Board of Directors has adopted resolutions approving and declaring the advisability of the proposed amendment to our Certificate of Incorporation. The Board of Directors has already approved an amendment to our By-laws that, upon approval of this proposal, would amend the substantially identical provision in our By-laws in order to make the By-laws consistent with the proposed amendment to the Certificate of Incorporation. The proposed amendment to the Certificate of Incorporation and the analogous amendment to the By-Laws are set forth in Appendixes B and D, respectively, with deletions indicated by strikeout and additions indicated by underline. If this proposal is approved by our stockholders, the proposed amendment to the Certificate of Incorporation will be effected by the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware promptly after this annual meeting.

In accordance with the provisions of Article IX of our Certificate of Incorporation, the affirmative vote of at least 80 percent of all outstanding shares of common stock is required for approval of this proposed amendment to Article VI, Section 3 of our Certificate of Incorporation. Shares not present in person or represented by proxy at the meeting and shares voting “abstain” will have the same effect as a vote against this proposal. Therefore, it is important that you vote your shares either in person at the meeting or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO REQUIRE DIRECTORS APPOINTED TO FILL VACANCIES OR NEWLY CREATED DIRECTORSHIPS BE ELECTED AT THE NEXT ANNUAL MEETING OF STOCKHOLDERS FOLLOWING THEIR APPOINTMENT.

PROPOSAL TO APPROVE AMENDMENTS TO CERTIFICATE OF INCORPORATION TO ELIMINATE CERTAIN SUPERMAJORITY VOTE REQUIREMENTS

The Board of Directors, in its continuing review of corporate governance matters, and after careful consideration and upon recommendation by the Nominating and Governance Committee, has concluded that it is advisable and in the best interests of the Company and its stockholders to remove the supermajority vote requirement for certain transactions, which is sometimes referred to as a “fair price” provision (explained below), contained in our Certificate of Incorporation, as amended.

Some supermajority vote provisions, such as the “fair price” provision in our Certificate of Incorporation, are intended to encourage a person making an unsolicited bid for a company to negotiate with the Board of Directors to reach terms that are fair and in the best interests of all stockholders. Many investors and others, however, view these provisions as inconsistent with principles of good corporate governance. While these measures can be beneficial, the Board recognizes there are also compelling arguments for having a lower threshold for stockholder votes. The requirement of a supermajority vote can limit the ability of stockholders to effect change by essentially providing a veto to a large minority stockholder or group of stockholders. In addition, a lower threshold for stockholder votes can increase stockholders’ ability to participate effectively in corporate governance.

Article V of our Certificate of Incorporation currently requires the affirmative vote of at least 80 percent of the outstanding shares of common stock to approve certain business combinations, including certain mergers, consolidations, security issuances, reclassifications, recapitalizations, liquidations, dissolutions or sales, leases, exchanges, mortgages, pledges, or transfers of a specified portion of assets, involving us or any subsidiary and the beneficial owner of more than 10 percent of our outstanding voting stock (a “related person”), unless either (i) the business combination is approved by a majority of the directors who are not affiliated with the related person and who were directors before the related person became a related person (the “continuing directors”), or (ii) the stockholders receive a “fair price” for their holdings and other procedural requirements are met. Article IX includes a requirement that Article V can only be amended, altered, or repealed with the affirmative vote of the holders of at least 80 percent of all of the then outstanding shares of voting stock, voting together as a single class.

If Article V is eliminated, Temple-Inland would continue to be subject to Section 203 of the Delaware General Corporation Law. Under Delaware law, the holders of only a majority of outstanding voting stock generally would be required to approve the business combinations described above, subject to the following exception. If the transaction constitutes a “business combination‘ within the meaning of Section 203 involving a person owning 15 percent or more of our voting stock (referred to as an “interested stockholder”), then the transaction could not be completed for a period of three years after the time the person became an interested stockholder, unless (i) the Board of Directors approved either the business combination or the transaction that resulted in the person becoming an interested stockholder prior to such business combination or transaction; (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owned at least 85 percent of our outstanding voting stock (excluding shares owned by persons who are directors and officers of the Company and shares owned by certain of our employee benefit plans); or (iii) the business combination was approved by the Board and by the affirmative vote of at least two-thirds of our outstanding voting stock not owned by the interested stockholder.

The Board of Directors has adopted resolutions approving and declaring the advisability of the proposed amendment to our Certificate of Incorporation to eliminate the supermajority vote requirement for certain transactions, also known as the “fair price” provision. If this proposal is approved by our stockholders, Article V of the Certificate of Incorporation would be deleted in its entirety as set forth in Appendix C, with deletions indicated by strikeout and additions indicated by underline. If approved, the proposed amendment will be effected by the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware promptly after this annual meeting.

The affirmative vote of at least 80 percent of all outstanding shares of common stock is required for approval of this proposal. Shares not present in person or represented by proxy at the meeting and shares voting “abstain” will have the same effect as a vote against this proposal. Therefore, it is important that you vote your shares either in person at the meeting or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO ELIMINATE
THE SUPERMAJORITY VOTE REQUIREMENT FOR CERTAIN TRANSACTIONS,
ALSO KNOWN AS THE “FAIR PRICE” PROVISION.

AUDIT MATTERS

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in its oversight of the integrity of the financial statements; compliance with legal and regulatory requirements; the adequacy of internal control over financial reporting; and the independence, qualifications, and performance of the independent registered public accounting firm and the internal auditors. Our duties and responsibilities are more fully described in our charter, which is available on Temple-Inland’s web site www.templeinland.com.

Management is responsible for the financial statements, the effectiveness of internal control over financial reporting, and compliance with legal and regulatory requirements. The independent registered public accounting firm, Ernst & Young LLP, is responsible for auditing the financial statements and the effectiveness of internal control over financial reporting and expressing its opinion on the conformity of the financial statements with generally accepted accounting principles and the effectiveness of internal control over financial reporting. The internal auditors are responsible for evaluating the effectiveness of processes and related controls on behalf of management.

In fulfilling our oversight responsibilities, we met nine (9) times during 2006 with the independent registered public accounting firm, the Vice President of Internal Audit, and management. At four of the meetings, we also met in executive session without management present. During the course of these meetings, we reviewed and discussed with management and with Ernst & Young LLP the audited financial statements for the year 2006. We also reviewed and discussed the effectiveness of internal control over financial reporting, the audit plans and results, and the matters required to be discussed with Ernst & Young LLP by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended. In addition, we reviewed the written disclosures and letter from Ernst & Young LLP required by Independence Standard Board Standard No. 1, as amended, and have discussed with Ernst & Young their independence.

Based on this, we recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 30, 2006, for filing with the Securities and Exchange Commission. In addition, we reported to the Board of Directors that, subject to ratification by the stockholders, we selected Ernst & Young LLP as Temple-Inland’s independent registered public accounting firm for the year 2007.

Chairman:	James T. Hackett
Members:	Afsaneh M. Beschloss
Donald M. Carlton
Cassandra C. Carr
Larry R. Faulkner
Jeffrey M. Heller
Richard M. Smith
Larry E. Temple

PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for 2007. Ernst & Young LLP currently serves as our independent registered public accounting firm.

Fees paid to Ernst & Young LLP for the last two years were:

	2006	2005
	(In thousands)

Audit Fees(1)	$3,054	$3,154
Audit-Related Fees(2)	362	321
Tax Fees(3)	36	84
All Other Fees	—	—

Total	$3,452	$3,559

(1)	Audit fees include the annual audit and quarterly reviews of our financial statements, annual statutory audits of foreign subsidiaries’ financial statements, consultation on new accounting standards and current transactions, and normal assistance with annual and periodic filings of our financial statements with the Securities and Exchange Commission.

(2)	Audit-related fees include audits of our employee benefit plans, consultation on the application of proposed accounting standards, and consultation on accounting for proposed transactions.

(3)	Tax fees include assistance in the preparation of our federal, state, and foreign income and franchise tax returns and in the periodic examinations thereof by regulatory authorities and consultation on the tax treatment for transactions.

All services provided by the independent registered public accounting firm must be pre-approved by the Audit Committee. Under the pre-approval policy, the Audit Committee pre-approves by type and amount the services expected to be provided by the independent registered public accounting firm during the coming year. This pre-approval is done annually and is documented as an exhibit to the minutes of the Audit Committee meeting. The types of services the Audit Committee pre-approves annually are the audit, audit-related, and certain tax services described above.

A pre-approval subcommittee consisting of the Chairman of the Audit Committee and one other member of the Audit Committee may grant approvals between Audit Committee meetings for services not approved as part of the annual approval process. Such approvals must be reported to the full Audit Committee at its next meeting. Pre-approval is not required for non-audit services that were not recognized as non-audit services at the time of engagement, if the aggregate amount of such services does not exceed the lesser of $100,000 or 5% of the total amount of revenues paid to the independent registered public accounting firm during that fiscal year and such services are promptly brought to the attention of and approved by the Audit Committee prior to completion of the current year’s audit. During 2006, no services were approved pursuant to this exception.

In addition, the Audit Committee must separately pre-approve any significant changes in scope or fees for any approved service. No pre-approval authority is delegated to management. Quarterly, the committee reviews the specific services that have been provided and the related fees.

Representatives of Ernst & Young LLP will be present at the annual meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Stockholder ratification is not required for the selection of Ernst & Young LLP, because the Audit Committee has the responsibility for selecting our independent registered public accounting firm. The selection, however, is being submitted for ratification by the stockholders at the annual meeting. No determination has been made as to what action the Audit Committee would take if stockholders do not ratify the selection.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 29, 2007.

OTHER MATTERS

Other Business to be Presented

Our Board of Directors knows of no other business that may properly be, or that is likely to be, brought before the annual meeting. If, however, any other business should properly be presented to the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate.

DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our annual meeting of stockholders by submitting their proposals to us in a timely manner. To be included for the 2008 annual meeting, stockholder proposals must be received by us by December 6, 2007 and must comply with the requirements of Rule 14a-8.

Our By-laws contain an advance notice procedure with regard to items of business to be brought before an annual meeting of stockholders by a stockholder. These procedures require that notice be made in writing to our Secretary. The notice must be received at our executive offices not less than 75 days nor more than 100 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. In the case of an annual meeting called for a date more than 50 days prior to the anniversary date, notice must be received not later than the close of business on the 10th day following the date on which notice of the annual meeting is first mailed to stockholders or made public, whichever occurs first. Stockholder proposals submitted outside the processes of Rule 14a-8 will be considered untimely if they are submitted before January 25, 2008 or after February 19, 2008. Our By-laws require that the notice of the proposal contain certain information concerning the proposing stockholder and the proposal. Our By-laws also contain an advance notice procedure for the nomination of candidates for election to the Board of Directors by stockholders. For a brief description of the nomination procedures, see How Nominees Are Selected. A copy of the By-laws advance notice provision may be obtained, without charge, upon written request to our Secretary at 1300 South MoPac, Austin, Texas 78746.

Solicitation of Proxies

We have retained D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. D.F. King’s employees and our directors, officers and employees, who have not yet been chosen, may solicit the return of proxies by personal interview, mail, electronic mail, facsimile, telecopy, telegram, telephone, and internet. We may also issue press releases asking for your vote or post letters or notices to you on our website, www.templeinland.com. Our officers and employees will not receive additional compensation, but will be reimbursed for out-of-pocket expenses. D.F. King will be reimbursed for its expenses in soliciting proxies and, in addition, will receive a proxy solicitation fee not to exceed $19,000. D.F. King expects that approximately 75 of its employees will assist in the solicitation. We will request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of stock. We will pay for all costs of solicitation.

Voting Questions or Assistance

If you have any questions or require assistance with the voting process, please contact:

D. F. King & Co., Inc.
48 Wall Street
New York, New York 10005
(800) 714-3312

This Proxy Statement is being sent to you by the Temple-Inland Board of Directors.

Leslie K. O’Neal
Secretary
Austin, Texas

April 4, 2007

Appendix A

Article III, Section 2 of Bylaws

Section 2.  Number, Qualification and Election.

(a) Number.   Except as otherwise fixed by or pursuant to the provisions of Article IV of the Certificate of Incorporation of the Company relating to the rights of the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, the number of the directors of the Company shall be as specified from time to time by vote of a majority of the entire Board of Directors, but not less than three.

(b) Division into Classes.   The directors, other than those who may be elected by the holders of shares of any class or series of stock having a preference over the Common Stock of the Company as to dividends or upon liquidation pursuant to the terms of Article IV of the Certificate of Incorporation or any resolution or resolutions providing for the issue of such shares adopted by the Board of Directors, shall be classified, with respect to the time for which they severally hold office, into three classes. The number of directors at any time constituting the entire Board of Directors shall as nearly as possible be divided equally among the three classes in such manner as shall be determined by the Board of Directors in its sole discretion, with each class to hold office until its successors are elected. At each annual meeting of the stockholders of the Company the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock of the Company as to dividends or upon liquidation, at each annual meeting of the stockholders, there shall be elected the directors of the class the term of office of which shall then expire.

(c) Election.   Except as provided in Section 14 of this Article, a nominee for director shall be elected if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that the directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which (i) the Secretary of the Company receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for director set forth in Section 11 of Article II of these By-laws and (ii) such nomination has not been withdrawn by such stockholder on or prior to the seventh day preceding the date the Company first mails its notice of meeting for such meeting to the stockholders.

Article III, Section 12 of By-laws

Section 12.   Resignations.  Any director may resign at any time upon notice given in writing or by electronic transmission to the Chairman of the Board or to the Secretary. A resignation is effective when the resignation is delivered unless the resignation specifies (a) a later effective date or (b) an effective date determined upon the happening of an event or events (including but not limited to a failure to receive a majority of the votes cast in an election and the acceptance of the resignation by the Board of Directors).

Article XI of By-laws

(insert at the end of the first sentence)

; provided, however, that any amendment or repeal of, or the adoption of any By-law inconsistent with, Section 2(c) of Article III of these By-laws shall also require the approval of the stockholders of the Company.

Corporate Governance Policy on Majority Voting

Prior to each annual meeting of stockholders, director nominees will submit an irrevocable resignation contingent on that nominee failing to receive the required vote for election at the annual meeting and the Board accepting the resignation. If such a nominee fails to receive the required vote for election, the

A-1

Nominating and Governance Committee will consider the tendered resignation and recommend to the Board acceptance or rejection of the tendered resignation. Within 90 days following the date of the stockholders’ meeting at which the election occurred, the Board, acting on the recommendation of the Nominating and Governance Committee, shall decide whether to accept or reject the tendered resignation. In their deliberations, both the Nominating and Governance Committee and the Board may consider any factors deemed relevant by the members of the Nominating and Governance Committee and the Board. The Board will also consider a range of possible alternatives concerning the tendered resignation as the Board deems appropriate including, without limitation, acceptance of the resignation, rejection of the resignation or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Board to have resulted in such director failing to receive the required number of votes for re-election. Absent a compelling reason to reject the resignation, the Board shall accept the resignation.

Following the Board’s decision, the Company, within four (4) business days after such decision is made, will publicly disclose in a Form 8-K filed with the Securities and Exchange Commission the Board’s decision whether to accept the resignation as tendered, together with a full explanation of the process by which the decision was reached and, if applicable, the Board’s compelling reason or reasons for rejecting the tendered resignation. To the extent that one or more directors’ resignations are accepted by the Board, the Board will also decide whether to fill such vacancy or vacancies or to reduce the size of the Board.

No nominee who does not receive the required votes for election shall participate in the Nominating and Governance Committee or the Board’s deliberations or determination with respect to accepting or rejecting his or her resignation as a director. If a majority of the members of the Nominating and Governance Committee or the Board fail to receive the required number of votes for re-election, then an ad hoc committee comprised of the independent directors then serving on the Board who were elected (the “Ad Hoc Committee”) shall serve in place of the Board and perform the Board’s duties for purposes of this Policy. Notwithstanding the foregoing, if there are fewer than three directors eligible to serve on an Ad Hoc Committee, then all of the independent members of the Board (other than the individual director whose resignation is being considered) will make the determination to accept or reject an individual tendered resignation.

The Board shall nominate for election or re-election as directors only candidates who agree to tender irrevocable resignations that will be effective upon (i) the failure to receive the required vote at the next annual meeting at which they are nominated for election and (ii) Board acceptance of such resignation. In addition, the Board shall fill director vacancies and new directorships only with candidates who agree to tender the same form of resignation tendered by other directors in accordance with this Policy.

A-2

Appendix B
Article III, Section 14 of Bylaws

Vacancies.  Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock of the Company as to dividends or upon liquidation, any vacancies on the Board of Directors resulting from death, resignation, removal or other cause, shall only be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and newly created directorships resulting from any increase in the number of directors shall be filled by the Board of Directors, or if not so filled, by the stockholders at the next annual meeting thereof or at a special meeting called for that purpose in accordance with Section 3 of Article II of these By-laws. Any director elected in accordance with the preceding sentence of this Section 14 shall be appointed to ~~hold office for the remainder of the full term~~ of the class of directors in which the new directorship was created or the vacancy occurred and shall hold office until the next annual meeting of stockholders or until such director’s successor shall have been elected and qualified.

B-1

Appendix C
Article V of the Certification of Incorporation

[Repealed]~~The vote of stockholders of the Corporation required to approve Business Combinations (as hereinafter defined) shall be as set forth in this Article V.~~

~~Section 1.  In addition to any affirmative vote required by law or by this Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation, and except as otherwise expressly provided in Section 3 of this Article V:~~

~~(a) any merger or consolidation of the Corporation with (i) any Interested Stockholder or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder; or~~

~~(b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder of (i) all or substantially all the assets of the Corporation or (ii) assets of the Corporation or any of its Subsidiaries representing in the aggregate more than 75% of the total value of the assets of the Corporation and its consolidated Subsidiaries as reflected on the most recent consolidated balance sheet of the Corporation and its consolidated Subsidiaries prepared in accordance with generally accepted accounting principles then in effect; or~~

~~(c) (i) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder of any assets of the Corporation or of any Subsidiary having an aggregate Fair Market Value of $100,000,000 or more, but less than the amount referred to in clause (ii) of paragraph (b) of this Section 1, or (ii) any merger or consolidation of any Subsidiary of the Corporation having assets with an aggregate Fair Market Value of $100,000,000 or more in a transaction not covered by paragraph (b) of this Section 1 with (x) any Interested Stockholder or (y) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder; or~~

~~(d) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) to any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder of any securities of the Corporation or any Subsidiary in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $100,000,000 or more, other than the issuance of securities upon the conversion of convertible securities of the Corporation or any Subsidiary which were not acquired by such Interested Stockholder or such Affiliate or Associate from the Corporation or a Subsidiary; or~~

~~(e) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or~~

~~(f) any reclassification of securities (including any reverse stock split) or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries, or any other transaction (whether or not with or into or otherwise involving any Interested Stockholder), which in any such case has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of stock or securities convertible into stock of the Corporation or any Subsidiary which is directly or indirectly beneficially owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder;~~

~~shall not be consummated without (i) the affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding shares of stock of all classes and series of the Corporation entitled to vote generally in the election of directors (“Voting Stock”) and (ii) the affirmative vote of a majority of the combined voting power of the then outstanding shares of Voting Stock held by Disinterested Stockholders, in each case voting together as a single class. Such affirmative vote shall be required notwithstanding the fact~~

~~that no vote may be required, or that a lesser percentage may be specified, by law or by this Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation or in any agreement with any national securities exchange or otherwise.~~

~~Section 2.  The term “Business Combination” as used in this Article V shall mean any transaction which is referred to in any one or more of paragraphs (a) through (f) of Section 1 of this Article V.~~

~~Section 3.  The provisions of Section 1 of this Article V shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other provision of this Certificate of Incorporation and any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation, if all the conditions specified in any of the following paragraphs (a), (b), (c) or (d) are met:~~

~~(a) (i) such Business Combination shall have been approved by a majority of the Disinterested Directors and (ii) the Interested Stockholder involved in such Business Combination (x) acquired such status as an Interested Stockholder in a manner substantially consistent with an agreement or memorandum of understanding approved by the Board of Directors prior to the time such Interested Stockholder became an Interested Stockholder and (y) has complied with all requirements imposed by such agreement or memorandum of understanding; or~~

~~(b) in the case of any Business Combination described in paragraph (a) or (f) of Section 1 of this Article V, (i) such Business Combination shall have been approved by a majority of the Disinterested Directors, (ii) such Business Combination shall not have resulted, directly or indirectly, in an increase of more than 10% in the total amount of shares of any class or series of stock or securities convertible into stock of the Corporation or any Subsidiary which was directly or indirectly beneficially owned by any Interested Stockholder and all Affiliates and Associates of such Interested Stockholder at the time of the approval of such Business Combination by a majority of the Disinterested Directors, and (iii) such Business Combination shall not have been consummated within a period of two years after the consummation of any other Business Combination described in paragraphs (a), (b), (c), (d), (e) or (f) or Section 1 of this Article V (whether or not such other Business Combination shall have been approved by a majority of the Disinterested Directors) which had the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of stock or securities convertible into stock of the Corporation or any Subsidiary which was directly or indirectly beneficially owned by such Interested Stockholder or any Affiliate or Associate of such Interested Stockholder; or~~

~~(c) in the case of any Business Combination described in paragraph (c) or (d) of Section 1 of this Article V, such Business Combination shall have been approved by a majority of the Disinterested Directors; or~~

~~(d) all of the six conditions specified in the following clauses (i) through (vi) shall have been met:~~

~~(i) the transaction constituting the Business Combination shall provide for a consideration to be received by holders of Common Stock in exchange for all their shares of Common Stock, and the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of any consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest of the following:~~

~~(A) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid in order to acquire any shares of Common Stock beneficially owned by the Interested Stockholder which were acquired (i) within the two-year period immediately prior to the Announcement Date or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher; and~~

~~(B) the Fair Market Value per share of Common Stock on the Announcement Date or on the Determination Date, whichever is higher; and~~

~~(ii) if the transaction constituting the Business Combination shall provide for a consideration to be received by holders of any class or series of outstanding Voting Stock other than Common Stock,~~

~~the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of any consideration other than cash to be received per share by holders of shares of such Voting Stock shall be at least equal to the highest of the following (it being intended that the requirements of this clause (d) (ii) shall be required to be met with respect to every class and series of such outstanding Voting Stock, whether or not the Interested Stockholder beneficially owns any shares of a particular class or series of Voting Stock):~~

~~(A) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid in order to acquire any shares of such class or series of Voting Stock beneficially owned by the Interested Stockholder which were acquired (i) within the two-year period immediately prior to the Announcement Date or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher;~~

~~(B) (if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and~~

~~(C) the Fair Market Value per share of such class or series of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; and~~

~~(iii) the consideration to be received by holders of a particular class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as was previously paid in order to acquire shares of such class or series of Voting Stock which are beneficially owned by the Interested Stockholder and, if the Interested Stockholder beneficially owns shares of any class or series of Voting Stock which were acquired with varying forms of consideration, the form of consideration to be received by holders of such class or series of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class or series of Voting Stock beneficially owned by it; and~~

~~(iv) after such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination:~~

~~(A) except as approved by a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular dates therefor the full amount of any dividends (whether or not cumulative) payable on the Preferred Stock or any class or series of Stock having a preference over the Common Stock as to dividends or upon liquidation;~~

~~(B) there shall have been (x) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (y) an increase in such annual rate of dividends (as necessary to prevent any such reduction) in the event of any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Disinterested Directors; and~~

~~(C) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction in which it became an Interested Stockholder; and~~

~~(v) after such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise; and~~

~~(vi) a proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and~~

~~regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).~~

~~Section 4.  For the purposes of this Article V:~~

~~(a) A “person” shall mean any individual, firm, corporation, partnership, trust or other entity.~~

~~(b) “Interested Stockholder” shall mean any person (other than the Corporation or any Subsidiary) who or which:~~

~~(1) is the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the then outstanding shares of Voting Stock; or~~

~~(2) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the then outstanding shares of Voting Stock; or~~

~~(3) is an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.~~

~~(c) “Disinterested Stockholder” shall mean a stockholder of the Corporation who is not an Interested Stockholder or an Affiliate or an Associate of an Interested Stockholder.~~

~~(d) A person shall be a “beneficial owner” of any Voting Stock:~~

~~(1) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or~~

~~(2) which such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote or to direct the vote pursuant to any agreement, arrangement or understanding; or~~

~~(3) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.~~

~~(e) For the purposes of determining whether a person is an Interested Stockholder pursuant to paragraph (b) of this Section 4, the number of shares of Voting Sock deemed to be outstanding shall include shares deemed owned by such person through application of paragraph (d) of this Section 4 but shall not include any other shares of Voting Stock which may be issuable to other persons pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, exchange rights, warrants or options, or otherwise.~~

~~(f) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1983.~~

~~(g) “Subsidiary” shall have the meaning set forth in Section 5 of Article IV of this Certificate of Incorporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph (b) of this Section 4, the term “Subsidiary” shall mean only a corporation of which a majority of each class of equity security is owned by the Corporation, by a Subsidiary or by the Corporation and one or more Subsidiaries.~~

~~(h) “Disinterested Director” means any member of the Board of Directors of the Corporation who is unaffiliated with, and not a nominee of, the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Disinterested Director who is unaffiliated with, and not a nominee of, the Interested Stockholder and who is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the Board of Directors.~~

~~(i) “Fair Market Value” means: (1) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the New York Stock Exchange Composite Tape, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or, if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Disinterested Directors in good faith; and (2) in the case of stock of any class or series which is not traded on any registered securities exchange or in the over-the-counter market or in the case of property other than cash or stock, the fair market value of such stock or property, as the case may be, on the date in question is determined by a majority of the Disinterested Directors in good faith.~~

~~(j) “Announcement Date” means the date of first public announcement of the proposed Business Combination.~~

~~(k) “Determination Date” means the date on which the Interested Stockholder became an Interested Stockholder.~~

~~Section 5.  A majority of the Disinterested Directors of the Corporation shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article V, including, without limitation, (a) whether a person is an Interested Stockholder, (b) the number of shares of Voting Stock beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another person, (d) whether the requirements of Section 3 of this Article V have been met with respect to any Business Combination, and (e) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, (i) an aggregate Fair Market Value of $100,000,000 or more or (ii) represent in the aggregate more than 75% of the total value of the assets of the Corporation and its consolidated Subsidiaries as reflected on the most recent consolidated balance sheet of the Corporation and its consolidated Subsidiaries prepared in accordance with generally accepted accounting principles then in effect; and the good faith determination of a majority of the Disinterested Directors on such matters shall be conclusive and binding for all purposes of this Article V.~~

~~Section 6.  Nothing contained in this Article V shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.~~

Appendix D
Article VI, Section 3 of the Certification of Incorporation

Section 3.  Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, newly created directorships resulting from any increase in the number of directors may be filled by the Board of Directors, or as otherwise provided in the By-Laws, and any vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall only be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, or as otherwise provided in the By-laws. Any director elected in accordance with the preceding sentence of this Section 3 shall ~~hold office for the remainder of the full term of~~ be appointed to the class of directors in which the new directorship was created or the vacancy occurred and shall hold office until the next annual meeting of stockholders or until such director’s successor shall have been elected and qualified, or as otherwise provided in the By-laws.

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by
1:00 a.m., Central Time, on May 4, 2007.

Vote by Internet • Log on to the Internet and go to www.investorvote.com

• Follow the steps outlined on the secured website.

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒		• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card	C0123456789

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals	—	The Directors of Temple-Inland Inc. recommend voting FOR proposals 1, 2, 3, 4 and 5.

1.	To elect four (4) directors to the Board of Directors. These four directors will serve as directors until their terms expire or, if later, until replacement directors are elected who meet all necessary qualifications.
+
	For	Withhold		For	Withhold		For	Withhold

01 – Donald M. Carlton	☐	☐	02 – E. Linn Draper, Jr.	☐	☐	03 – Kenneth M. Jastrow, II	☐	☐

04 – James A. Johnson	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. To amend Article III, Section 2 of our By-laws to provide that directors will be elected by the majority vote of our stockholders.	☐	☐	☐	3. To amend Article V of our Certificate of Incorporation to eliminate certain supermajority vote requirements.	☐	☐	☐

4.  To amend Article VI, Section 3 of our Certificate of Incorporation to provide that directors appointed to fill vacancies or newly created directorships will be subject to election at the next annual meeting.
	☐	☐	☐	5. To ratify the Audit Committee's appointment of Ernst & Young LLP as independent registered public accounting firm for the year 2007.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This Section must be completed for your vote to be counted. — Date and Sign Below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

■	C 1234567890 1 U P X	J N T 0 1 2 5 7 2 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Temple-Inland Inc.

This Proxy is Solicited on Behalf of the Board of Directors
for the Annual Meeting on May 4, 2007
The undersigned hereby acknowledges receipt of the notice of the Annual Meeting of Stockholders and proxy statement each dated April 4, 2007 and does hereby appoint Kenneth M. Jastrow, II, J. Bradley Johnston and Doyle R. Simons and each of them as Proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and vote, as designated below, all the shares of Common Stock, par value $1.00 per share, of Temple-Inland Inc. held of record by the undersigned on March 27, 2007 at the annual meeting of stockholders to be held on Friday, May 4, 2007, and any adjournment(s) thereof.
YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side.)